Sector purity

provides ICON Fund investors access to the industries they seek and only those industries.

[GRAPHIC OMITTED]

Letter to Shareholders & Advisors

Sector Purity

ICON FUNDS

a successful start

The ICON family of funds

now represents the largest menu of no-load, no 12b-1 fee, advisor-only sector mutual funds in existence.

Dear ICON Funds Shareholders and Advisors:

Because money and retirement investing is very personal and emotional, a growing number of investors are relying on investment advisors for discipline, long-term direction, guidance and objectivity. Having worked with investment advisors for more than a decade, the management team of the Advisor to the ICON Funds (the "Advisor") realized that the menu of sector mutual funds for these investors was inadequate.

This insight led to the ICON Funds.

When we opened the first ICON Funds in February 1997, it was with the firm belief that a fresh approach to sector investing could prove valuable. We felt strongly that mutual fund investors served by personal investment advisors could benefit from a broader selection of sector funds and a higher degree of purity within those funds.

I am pleased to report, some seven months later, that our perception was accurate. As of September 30, 1997, ICON Fund assets totaled $542 million. Moreover, the ICON family of funds now represents the largest menu of no-load, no 12b-1 fee, advisor-only sector mutual funds in the marketplace.

Several factors contributed to ICON's rapid and successful start. This report recaps those elements in detail, as well as the performance of the eight domestic funds, three international funds and one short-term fixed income fund. For those preferring a quick review, I offer the following:

o ICON Funds benefit from active industry rotation. Domestically, we hold our favorite industries. Internationally, we focus on country rotation within each regional fund. Our emphasis is on timely industry exposure, not the selection of specific stocks. Stock selection, in fact, becomes a semi-passive endeavor. We achieve the level of exposure we believe critical by assembling a basket of stocks in each industry we own, which allows us to simply participate in an industry move. While it is too early for conclusive evidence, it appears we can markedly reduce trading costs and taxable events by keeping baskets fairly constant over the holding period for an industry. As you will read later in this report, our current turnover rates are quite low by industry standards.

o ICON Funds, unlike many other mutual funds, are subject to a strict management discipline. We compute fair, or intrinsic, value for individual stocks using a modified version of a latter-day Benjamin Graham equation. Dividing this value by market price yields a Value/Price Ratio for all 1700 domestic and 800 international stocks in our data base. U.S. stocks are grouped into over 115 industries according to Standard & Poors' definitions. International stocks are grouped by country. Once a Value/Price Ratio is obtained for each industry and country, they are ranked to allow us to identify the most attractive domestic industries and international country markets.

o ICON relies on competent team members and partners at all levels. Our two independent trustees, James Hire and Michael Sentel, offer valuable insight drawn from their long business and legal careers. AmeriPrime Financial Services, Inc. handles administrative duties expertly and at a reasonable cost to you, our shareholders--a point critical to the success of this new menu of mutual funds. Firstar Trust Company, which provides custodial, transfer agent and fund accounting services to over 300 mutual funds totaling $85 billion in holdings, is proving an excellent choice for ICON. The same is true for Chase Manhattan Global Investor Services, sub-custodian for our international funds. Given its position as one of the world's two largest international custodial banks, we anticipated such performance. Finally, Price Waterhouse LLP, which audits more mutual funds than any other accounting firm, is delivering financial expertise to ICON Funds, its management and shareholders, as reliably as its reputation suggested it would. When I say the synthesis of efforts of all these partners is directly related to ICON's early, positive performance, I say it wholeheartedly.

o ICON is committed to advisors and the investors they serve. This has led us to retain the custodial platforms of Charles Schwab, Resources Trust, DataLynx and Jack White, among others. With these arrangements, investors receive complete and accurate account and trading efficiencies while lessening the burden of transfer agent and custodial fees common to small public investors.

Looking ahead, it is our hope that the ICON menu will continue to grow to afford investors relying on personal advisors broader opportunity. Thank you for your belief in us in bringing this new concept to the marketplace.

Sincerely,

[GRAPHIC OMITTED]
Craig T. Callahan, D.B.A
Trustee, Chief Investment Officer of the Advisor

Custodial
Platforms

[GRAPHIC OMITTED]




     ICON works with many of the well established custodial platforms to meet the needs of its clients

Distinctive Features

ICON FUNDS

continued growth

Philosophy
Valuation Model

[GRAPHIC OMITTED]


Philosophy
The philosophy guiding the ICON Funds is one of value-based industry and country rotation. The Funds' Advisor believes that advances in world financial markets are defined by themes. Themes are led by specific industries and countries that, properly combined and weighted, can outperform broader benchmarks. The most undervalued industries and countries are typically the leaders when new themes in world markets emerge. The key to identifying these future leaders is through application of a valuation model.

Valuation Model
ICON Funds' Advisor employs a multi-variable model including a valuation model. Developed by the Advisor's chief investment officer over the course of 20 years of market analysis, the model is based upon the methods and teachings of Benjamin Graham, the "Father of Securities Analysis." This model, as well as classic valuation criteria, are used to calculate the intrinsic value of more than 1700 domestic stocks and 800 international stocks. The domestic universe is purposely diversified, including the 1500 issues in the "S&P SuperComposite 1500 Index" (composed of the S&P 500, MidCap 400 and SmallCap 600) and 200 additional securities from smaller-cap companies. The 800 issues in the international universe represent the markets of over 30 countries.





A stock's valuation is determined by dividing its average earnings and growth rate by the beta coefficient (reflecting volatility or risk) and the AAA bond yield (reflecting opportunity). This intrinsic value is an appropriate starting point as it is unbiased with regard to industries. Value is then divided by price to arrive at the Value/Price Ratio ("V/P"). Traditional valuation criteria, such as Price-to-Earnings and Price-to-Book, are used as supplementary criteria.

Trustees

Dr. Craig Thomas Callahan
     Dr. Callahan serves as Trustee of the ICON Funds and as Chief Investment Officer and Chairman of the Investment Management Committee for Meridian Investment Management Corporation, the Funds' Advisor. A recognized authority on global asset allocation and sector investing, he directs investment research and analysis for ICON. Dr. Callahan's experience and unique approach to stock valuation dates back to the mid-1970s. He has appeared on CNBC and is quoted frequently by the financial press in such publications as the Wall Street Journal and Business Week. Dr. Callahan received his BS degree in Psychology from The Ohio State University and his Doctorate in Business Administration from Kent State University. Previously, Dr. Callahan was a finance professor at the University of Denver.

Michael Jon Hart
     Michael Hart serves as Trustee of the ICON Funds and President of Meridian Investment Management Corporation, the Funds' Advisor. He is also a member of Meridian's Investment Committee. Mr. Hart brings more than twenty years of investment and business management experience to his direction of ICON. Prior to forming Meridian, he was President of MAMCO, a money management firm he co-founded in 1986 and a research analyst with First Financial Securities. From 1973 to 1982, Mr. Hart held operational and marketing management positions with United Airlines. He is a General Securities Principal with the National Association of Securities Dealers, Inc. Mr. Hart received his BSBA and his MBA in Finance from the University of Denver.

James W. Hire
     James Hire is the owner of Hire & Associates, a Denver-based consulting firm specializing in the hospitality and tourism industries. The firm provides financial consulting for hotels, resorts, convention centers and mixed-use tourism developments nationwide. Prior to forming Hire & Associates in 1988, Mr. Hire was a Senior Principal in the international accounting and consulting firm, Pannell Kerr Forster. He is also a Charter Member of the International Society of Hospitality Consultants, a by-invitation-only organization of the world's foremost hospitality advisors. He joined the ICON Funds as a Trustee in 1996. Mr. Hire holds a Bachelor of Science degree in Business Administration from Tri State University and a BSBA in Hotel & Restaurant Management from the University of Denver.


R.  Michael  Sentel
     Michael Sentel is an attorney with over 20 years experience in securities, professional liability and corporate law. He became an independent ICON Trustee in 1996. Mr. Sentel began his legal career with the U. S. Securities and Exchange Commission in the Denver Regional Office. He has owned a private law practice specializing in corporate and securities law for over 15 years. Mr. Sentel acted as general counsel and director to numerous public companies during this time and was in charge of the FDIC's Professional Liability Section for the Rocky Mountain Region from 1992 to 1994. He earned his BS in Accounting and Economics from Eastern Illinois University and his JD from Saint Louis University School of Law. The U. S. Department of Education currently employs him as a civil rights attorney specializing in disability laws.

ICON FUNDS

a new concept

Greater Opportunities

We believe the ICON Funds offer investors the most sophisticated menu of sector funds available today. Specifically, ICON is access to:

                                    Access  Turnover

Domestic Sectors

Basic Materials                             32%
   (12 industries)
Capital Goods                                 *
   (8 industries)
Consumer Cyclicals                           0%
   (20 industries)
Consumer Staples                              *
   (11 industries)
Energy                                        *
   (5 industries)
Financial Services                           0%
   (12 industries)
Healthcare                                  72%
   (10 industries)
Leisure                                      3%
   (9 industries)
Technology                                  45%
   (14 industries)
Telecommunication & Utilities                3%
   (7 industries)
Transportation                              16%
   (9 industries)







International Regions

Asia                                         0%
(7 countries)
North Europe                                14%
(9 countries)
South Europe                                 7%
(7 countries)
South Pacific                                 *
(5 countries)
Western Hemisphere                            *
(5 countries)



Among mutual funds, it is not uncommon to see an annual turnover rate of 100 percent for stocks held within an industry. The ICON Funds' emphasis on timely industry exposure-achieved by assembling baskets of stocks and keeping those baskets fairly constant over the holding period-sharply lessens turnover. In so doing, it also reduces trading costs and taxable events. The chart to the left reflects approximate percentages of stock turnover since inception by ICON Funds.

Short-term Fixed Income Fund

* Not funded as of 9/30/97

Assets Under Management

As of September 30, 1997, ICON Fund assets totaled $542 million.

Domestic = $332 million
International = $129 million
Short-Term Fixed Income = $81 million



[GRAPHIC OMITTED]





SECTOR PURITY

A survey of sector funds easily reveals funds that own stocks of unrelated industries and sectors. The ICON Funds take a totally different approach: one of purposeful purity. Stocks are purchased and industries are included in each of the 11 domestic funds according to our industry and sector definitions. Only targeted countries are included in each of the five international regions.


Professional Services

Administrative Services                  AmeriPrime Financial Services, Inc.
Fund Distribution                        AmeriPrime Financial Securities, Inc.
Custodial, Transfer Agent &
  Fund Accounting Services               Firstar Trust Co. Mutual Fund Services
Independent Accountants                  Price Waterhouse LLP
International Sub-Custodian              Chase Manhattan Bank Global
                                           Investor Services

Looking Ahead

it is our hope that the ICON menu will continue to grow to afford investors relying on personal advisors broader opportunity.

[GRAPHIC OMITTED]


ICON FUNDS

management discussion & analysis

Basic Materials

Performance
ICON Basic Materials Fund (the "Fund") gained 9.0% from its inception on May 5, 1997 to September 30, 1997. The S&P Basic Materials Index gained 12.9% for the same period. Both returns include reinvested dividends.

The Basic Materials sector has provided a bumpy ride for investors during most of 1997. The fund has the ability to invest in the following industries:
Construction, Containers, Gold/Precious Metals, Mining, Metal/Aluminum, Paper and Forest Products, Chemicals, and Steel. These industries generally produce commodity-like materials used in the manufacture of end-user products. A wide range of factors--commodity prices, supply-versus-demand, value of the dollar and worldwide competition--affect companies within this sector.

The ICON Funds Advisor's strategy is to focus on undervalued industries that are growing at sustainable levels. The Advisor does not attempt to forecast the level of the dollar or changes in commodity prices. Rather, focus is placed on valuation in the belief that it will provide a "margin of error." By buying stocks selling at a discount to their fair value, the Fund should be less prone to earnings disappointments and benefit more from upside surprises. The Advisor believes this strategy will reduce downside risk as well as the Fund's volatility.

From a valuation perspective, many industries within the Basic Materials sector look attractive. This sector has underperformed the market for the past five years and select industries recently have become undervalued. Fund strategy will continue to be the identification of promising industries that can be purchased at inexpensive prices.

Industry Highlights
The Gold/Precious Metals industry is the Fund's largest holding at more than 70% of the Fund. Several negative factors have depressed gold stock prices in 1997. During the summer, several central banks sold a large percentage of their gold reserves in the belief that gold no longer stores purchasing power. This caused the price of gold to plummet to 10-year lows. During this period the average gold stock fell more than 10 to 15 percent. Gold stocks were trading at a substantial discount to their intrinsic values. The Advisor took this opportunity to increase the Fund's exposure to the Gold/Precious Metals industry.

Low gold prices affect gold companies in several ways. Only the largest and the most capitalized gold companies can withstand a prolonged period in which gold prices are depressed. Smaller firms are more likely to either sell out or go bankrupt. The large gold companies tend to be the lowest-cost producers of gold. Therefore, they can continue to make profits, even if gold prices continue to fall. The large producers also can shut down unprofitable mines, increasing the profitability of their overall operations. These factors should reduce the supply of gold in the upcoming months. This should happen at the same time that demand for gold increases. Demand from India and China, the world's largest gold consumers, is at all time highs. Most analysts feel this trend will continue. While the ICON Funds Advisor does not attempt to forecast these events, recognizing the possibility can generate more patience for the group.

While the Gold/Precious Metals industry rallied at the end of the third quarter, the industry is still under-valued. In addition, the Fund's largest positions are in large-cap names such as Barrick Gold Corporation and Newmont Mining Corporation. These large-cap stocks generally have outperformed smaller gold stocks. The Advisor continues to feel the fundamentals are favorable for this industry and looks for further appreciation in the upcoming months.

The Fund also has exposure to the Metal Fabricator industry and the Steel industry. These positions have been beneficial to performance since the Fund's inception. Both industries are undervalued and have good fundamentals. In addition, these industries tend to be uncorrelated to the Gold/Precious Metals industry. This should reduce the Fund's overall volatility without limiting its upside.

The Current Outlook
The fundamentals of the Basic Materials sector are highly fragmented. Growth in sales and earnings continue within the Metal Fabricator industry, while the Paper and Forest industry is still suffering from depressed prices. More than ever before, the Fund's Advisor believes it is important to be invested in the right industries within the Basic Materials sector. The Advisor will continue to focus on valuations and intensive quantitative and fundamental research.

While the Basic Materials sector is not as glamorous as other sectors of the market, it can be just as profitable. Investors continually become overly pessimistic and overly optimistic within this sector. The Advisor's valuation strategy helps identify these occurrences and draw profits from them. By focusing on industry selection, this Fund is able to target specifically those areas perceived as most attractive. In addition, the Fund has a broad menu of industries in which to invest, increasing its ability to find attractive investment opportunities in this sector. The Advisor strongly believes that holding firm to the Fund's core valuation discipline, can create value for shareholders while reducing risk in an otherwise volatile sector.

Portfolio Profile                     September 30, 1997
Equities                              90.9%
Top 10 Equities (% of Net Assets)     65.7%
Number of Stocks                      26
Cash & Cash Equivalents                9.2%

Top 10 Equity Holdings                September 30, 1997
Barrick Gold Corporation              12.0%
Battle Mountain Co.                    9.6%
Homestake Mining                       8.4%
Placer Dome Inc.                       8.2%
Newmont Mining Corp.                   7.0%
Newmont Gold Company                   4.7%
Amax Gold Inc.                         4.1%
Hecla Mining Corp.                     4.0%
Stillwater Mining Co.                  3.9%
Echo Bay Mines Ltd.                    3.8%

Top Industries                        September 30, 1997
Gold/Precious Metals Mining           73.9%
Metal Fabricators                      8.7%
Steel                                  8.3%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.































[GRAPHIC OMITTED]

Schedule of Investments
September 30, 1997



Shares or Principal Amount                  Market Value

Common Stocks 90.9%

Gold/Precious Metals Mining 73.9%
   310,000     AMAX Gold Inc.a             $   2,053,750
   244,650     Barrick Gold Corp.              6,055,088
   669,400     Battle Mountain Co.             4,811,313
   335,000     Echo Bay Mines Ltd.             1,905,313
   22,600      Freeport-McMoran Copper
               Class B                           651,163
   42,000      Getchell Gold Corp.a            1,722,000
   332,000     Hecla Mining Corp.a             2,012,750
   277,000     Homestake Mining                4,241,563
   51,000      Newmont Gold Co.                2,352,375
   78,500      Newmont Mining Corp.            3,527,594
   200,000     Pegasus Gold Inc.               1,125,000
   216,000     Placer Dome Inc.                4,131,000
   91,000      Stillwater Mining Co.a          1,939,438
   100,000     TVX Gold Inc.a                    625,000
Total Gold/Precious Metals Mining             37,153,347

Steel 8.3%
   15,000      Carpenter Technology              742,500
   16,000      Nucor Corp.                       843,000
   25,000      Quantex Corp.                     876,562
   35,500      Steel Technologies                441,530
   13,000      Texas Industries Inc.             551,688
   36,000      Worthington Industries, Inc.      729,000
Total Steel                                    4,184,280

Metal Fabricators 8.7%
   26,100      Brush Wellman Inc.                670,444
   20,300      Castle (AM) Co.                   527,800
   22,400      Commercial Metals Company         715,400
   17,300      Kennametal Inc.                   839,050
   17,900      Mueller Industriesa               813,330
   25,000      Wolverine Tube Inc.a              784,374
Total Metal Fabricators                        4,350,398

Shares or Principal Amount                  Market Value

Total Common Stocks
   (Cost $42,624,504)                     $   45,688,025
Short-Term Commercial Notes 9.2%
$369,000       American Family
   5.155%      2/17/98                           369,000
$464,941       General Mills
   5.135%      5/18/98                           464,941
$1,737,388     Johnson Controls
   5.165%      12/30/97                        1,737,388
$823,863       Pitney Bowes
   5.144%      2/4/98                            823,863
$490,672       Sara Lee
   5.124%      1/31/98                           490,672
$126,857       Wisconsin Electric
   5.185%      11/30/97                          126,857
$607,400       Warner Lambert

   5.115%      1/29/98                           607,400
Total Short-Term Commercial Notes
   (Cost $4,620,121)                           4,620,121
Total Investments (Cost $47,244,625)
   100.1%                                     50,308,146
Liabilities less other Assets
   (0.1%)                                        (57,489)
Net Assets 100.0%                             50,250,657
The accompanying notes are an integral part of the financial statements. a non-income producing security management discussion & analysis

Consumer Cyclicals

Performance
ICON Consumer Cyclicals Fund (the "Fund") gained 9.6% from its inception on July 9, 1997 to September 30, 1997. The S&P 1500 Index gained 5.6% for the same period. Both returns include reinvested dividends.

The ICON Consumer Cyclicals Fund has 20 S&P industry groups to chose from. These 20 industry groups have many different characteristics. One of the most striking characteristics is in the range of market capitalization. The five largest industries in terms of market capitalization represent approximately 3.83% of the S&P Super 1500. The remaining 15 industries together make up only 2.54% (approximately) of the S&P Super 1500. While we have not consciously sought out small cap stocks, our valuation strategy has directed our investments into many of the smaller market cap industries.

By being constantly aware of the various industry valuations, we believe we can add value through industry rotation within the consumer cyclicals sector. However, we do not feel that an industry rotation strategy will lead to higher turnover. Value investors buy at the point of highest pessimism and simply wait for stocks to appreciate to their fair value-sometimes as long as two years. This strategy requires a highly disciplined, unemotional, and patient approach, which we believe will add value over the long-term.

Industry Highlights
The Retail Specialty industry is one of the largest S&P industry groups with over 30 companies. This industry is also comprised of a diverse group of companies, ranging from Discount Auto Parts Inc. to OfficeMax Inc.. We identified value primarily in two subgroups within the industry: the auto repair and auto parts retailing group, and the office products group. Since July, our Retail Specialty stocks are up an average of 10%. Looking forward, these companies continue to demonstrate strong growth prospects at attractive valuations.

The Homebuilding industry has been one of the best-performing industries in the fund. On average, these stocks are up 19% from July. The group is benefiting from a favorable interest rate environment and the continuing, steady growth of the economy. In addition, these companies have done a better job than in the past of keeping supply in line with demand, and of keeping a close eye on their costs.

The Retail (Home Shopping) industry has broken three straight years of negative performance and has been one of the best performing S&P industry groups for 1997. Since the ICON Consumer Cyclicals Fund inception date of July 9, 1997, the S&P Retail (Home Shopping) index has appreciated 16.9%. The ICON Consumer Cyclicals Fund has maintained a position in Home Shopping stocks since its inception date. During the summer of 1997, many of the companies in the Home Shopping industry were affected by the UPS strike. However, the impact of the strike was minimal as many of the retailers were able to switch to secondary carriers with few, if any, difficulties.

The Textiles (Home Furnishings) industry consists of companies that primarily manufacture carpet and other commercial and home floor coverings. Our Benjamin Graham based valuation models have looked favorably upon the home furnishings industry for quite some time. Not only has this industry been a great value, it has also been a compliment to our position in the Homebuilding industry.

The Current Outlook
One of the more dominant themes throughout the year has been the dichotomy of the "small cap" versus the "large cap." The last several years have been led by many of the large cap issues. During the second half of 1997, we have seen the reemergence of the "small cap" market. Our industry selections within the ICON Consumer Cyclicals Fund are consistent with this theme. Using our Benjamin Graham based valuation model, we have been led to many of the smaller capitalized industries.

The performance of the Consumer Cyclicals sector
is very dependent on the strength of the overall economy and the interest rate environment. Lately, we have heard phrases like "the new world economy," or "paradise found," or even the "new economic paradigm" to describe a scenario that will allow the market to appreciate 15-30% per year with little resistance. Unfortunately, our highly disciplined, unemotional, quantitative, and fundamental research continues to conclude that future stock prices will be dictated by a past earnings base, the future growth in earnings, beta, and interest rates--not by a "new paradigm." Given a favorable environment of earnings and interests rates, we feel that the ICON Consumer Cyclicals Fund will continue to be an excellent investment. The Fund will continue to focus on under-valued industries that are growing at sustainable levels, while avoiding those industries that the "new paradigm" has carried to historically high valuation levels.

Portfolio Profile                        September 30, 1997
Equities                                 96.7%
Top 10 Equities (% of Net Assets)        31.2%
Number of Stocks                         41
Cash & Cash Equivalents                   3.4%

Top 10 Equity Holdings                   September 30, 1997
Clayton Homes Inc.                        3.6%
Shaw Industries Inc.                      3.5%
Autozone Inc.                             3.4%
Global Directmail Corp.                   3.2%
Champion Enterprises Inc.                 3.1%
Jacobs Engineering Group Inc.             2.9%
Centex Corp.                              2.9%
CDW Computer Centers Inc.                 2.9%
Micro Warehouse Inc.                      2.9%
Lands End Inc.                            2.8%

Top 5 Industries                         September 30, 1997
Retail (Specialty)                       24.0%
Homebuilding                             22.5%
Retail (Home Shopping)                   13.9%
Engineering & Construction               11.1%
Textiles (Home Furnishings)`              9.9%


Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.




[GRAPHIC OMITTED]

Schedule of Investments
September 30, 1997



Shares or Principal Amount                  Market Value
Common Stocks 96.7%
Engineering & Construction 11.1%
   9,700       Fluor Corp.                  $    520,163
   10,300      Foster Wheeler Corp.              452,556
   13,300      Granite Construction              307,563
   19,800      Jacobs Engineering
               Group Inc.a                       606,375
   11,700      McDermott
               International Inc.                427,050
Total Engineering & Construction               2,313,707
Homebuilding 22.5%
   10,400      Centex Corp.                      607,100
   34,200      Champion Enterprises Inc.a        654,075
   40,900      Clayton Homes Inc                 759,206
   14,900      Fleetwood Enterprises             500,081
   20,500      Kaufmann & Broad Home             444,594
   10,800      Lennar Corp.                      459,000
   17,500      Oakwood Homes                     496,563
   9,800       Pulte Corp.                       374,850
   18,300      Toll Brothers Inc.a               425,476
Total Homebuilding                             4,720,945
Retail (Home Shopping) 13.9%
   9,500       CDW Computer Centers Inc.a        615,125
   19,300      Fingerhut Companies Inc.          434,250
   29,600      Global Directmail Corp.a          662,300
   19,100      Lands End Inc.                    588,519
   27,400      Micro Warehouse Inc.a             599,375
Total Retail (Home Shopping)                   2,899,569
Retail (Specialty) 24.0%
   23,600      Autozone Inc.a                    708,000
   18,500      Claire's Stores Inc.              413,938
   13,900      Discount Auto Parts Inc.a         333,600
   25,300      Heilig-Meyers Co.                 388,988
   18,200      O'Reilly Automotive Inc.a         414,050
   32,100      OfficeMax Inc.a                   487,519
   20,000      Pep Boys-Manny Moe & Jack         545,000
   12,900      Sports Authority Inc.a            240,263
   19,000      Staples Inc.a                     524,875
   13,400      Toys R Us Inc.                    475,700
   22,600      Viking Office Products Inc.a      491,550
Total Retail (Specialty                        5,023,483

Shares or Principal Amount                  Market Value
Common Stocks - continued
Textiles (Home Furnishings) 9.9%
   15,600      Interface Inc. Class A       $    454,350
   18,900      Mohawk Industries Inc.a           517,388
   58,500      Shaw Industries Inc.              734,906
   6,900       Springs Industries Class A        362,250
Total Textiles (Home Furnishings)              2,068,894
Textiles (Speciality) 8.6%
   27,100      Burlington Industries Inc.        379,400
   20,500      Guilford Mills Inc.               533,000
   14,000      UNIFI Inc.                        573,125
   13,700      Wellman Inc.                      317,669
Total Textiles (Speciality)                    1,803,194
Housewares 6.7%
   13,300      Newell Companies                  532,000
   18,300      Rubbermaid Inc.                   467,792
   14,200      Tupperware Corp.                  399,372
Total Housewares                               1,399,164
Total Common Stocks
   (Cost $18,387,006)                         20,228,956
Short-Term Commercial Notes 3.4%
$649,686       Johnson Controls
   5.165%      12/30/97                          649,686
$64,316        Wisconsin Electric
   5.185%      11/30/97                           64,316
Total Short-Term Commercial Notes
   (Cost $714,002)                               714,002
Total Investments (Cost $19,101,008)
   100.1%                                     20,942,958
Liabilities less other Assets (0.1%)             (27,154)
Net Assets 100.0%                         $    20,915,80
The accompanying notes are an integral part of the financial statements.

a non-income producing security
management discussion & analysis

Financial Services

Performance
ICON Financial Services Fund (the "Fund") gained 5.1% from its inception on July 1, 1997 to September 30, 1997. The Lipper Financial Services Index gained 12.4% for the same period. Both returns include reinvested dividends.

The Financial Services sector has performed well during most of 1997; however, its momentum has slowed during the third quarter compared to other sectors of the market. Multiples have expanded and interest rate volatility has increased. Both these factors increase the downside risk of financial services stocks.

Such factors make valuations more important now than they have been in the past. During the 1980s, most financial services stocks were trading at only book value or below book value (a common, static measure of a stock's value). Any good news had a positive effect on this sector's stock performance. In comparison, financial stocks now trade, on average, at two to two-and-one-half times book value. Your Fund's Advisor believes any bad news will have a significant negative effect on stock performance. Therefore, the Fund strategy will continue to focus on undervalued industries that are growing at sustainable levels.

By being constantly aware of the various industry valuations, the Advisor believes value can be added through industry rotation within the Financial Services sector. However, it does not believe that an industry-rotation strategy will lead to higher turnover. On the contrary, turnover is expected to be lower than average due to the Fund's valuation strategy. Value investors buy at the point of the highest pessimism and simply wait for stocks to appreciate to their fair value. Benjamin Graham, a highly regarded value investor, bought undervalued stocks and would wait for up to two years for them to appreciate to their intrinsic value. This Fund's strategy is the same. It requires a highly disciplined, unemotional, and patient approach, which the Advisor feels will add value over the long-term.

Industry Highlights
Banks (Money Centers) are trading near their intrinsic values; however, they have the most stable earnings within the financial sector and their fundamentals look bright. On average, they trade at a 20% discount to the market's book multiple, but are trading at higher multiples than they have in the past. This makes your Fund cautious towards the group, and it will continue to watch for overvalued situations.

The Consumer Finance industry is trading at a significant discount to their historical valuations, as well as to the broad market. In addition, the Fund's average stock is forecasted to grow at approximately 16% over the next three to five years. This growth is higher than most other industries the Fund follows in the sector. The Consumer Finance industry is the Fund's largest holding. The Advisor continues to feel that, over the next few quarters, these stocks will help the performance of the fund.

The Fund also has large positions within the Insurance (Property and Casualty) and Insurance (Life/Health) industries. The Insurance (Property and Casualty) industry has been under pressure due to pricing issues and high competition. The Insurance (Life/Health) industry also has been depressed due to decreasing margins and higher medical costs. However, both industries have benefited from acquisitions as well as a stable stock and interest rate environment. Going forward, the Advisor feels there are numerous opportunities within these industries. Your Fund will continue to focus on the fundamentals of these industries and on valuations.

The Current Outlook
Valuations are getting stretched in the financial sector as financial assets have performed well during the 1980s and 1990s. With virtually no inflation and a wave of industry consolidation, the environment has been good for insurance and banking stocks. This has lead to higher multiples within the financial services sector. However, your Fund has identified several industries that are trading at discounts to their intrinsic value. These include the Insurance industries and the Consumer Finance industry, both of which have had fundamental difficulties over the last year. Slowing revenues have hampered the Insurance industries while the Consumer Finance industry has had credit card debt default issues. Your Fund's Advisor believes current pessimism is excessive and that these industries represent good values.

This sector's sensitivity to interest rates is higher now than it was in the 1980s. Some investors believe they can add value by forecasting interest rates. Your Fund's Advisor does not. Therefore, it does not focus time on guessing inflation, the Federal Reserve or the direction of the dollar, but rather on fundamental research and valuations as the main determinants of industry selection.

During the 1980's, pessimism regarding U.S. financial institutions was excessive. Investors believed that Japanese financial institutions would expand globally, leaving U.S. financial institutions behind. Not only has this scenario been avoided, domestic financial companies have thrived and are now among the most efficient and profitable financial institutions in the world. Your Fund Advisor feels this trend will continue. In addition, it believes that as the sector consolidates, economies of scale will develop which will increase the profitability of the group. The Fund's strategy will continue to be to identify promising industries that can be purchased at inexpensive prices. Intensive quantitative and fundamental research will drive the investment process.

Portfolio Profile                           September 30, 1997
Equities                                    99.1%
Top 10 Equities (% of Net Assets)           41.3%
Number of Stocks                            49
Cash & Cash Equivalents                      0.9%

Top 10 Equity Holdings                      September 30, 1997
Green Tree Financial Corp.                   5.7%
MBNA Corp.                                   4.8%
Capital One Financial Corp.                  4.7%
Beneficial Corp.                             4.4%
Chase Manhattan Corp.                        4.1%
Household International Inc.                 4.0%
Citicorp                                     3.9%
BankAmerica Corp.                            3.4%
Marsh & McLennan Cos.                        3.2%
ContiFinancial Corp.                         3.1%

Top 5 Industries                            September 30, 1997
Consumer Finance                            26.8%
Insurance (Property/Casualty)               24.8%
Banks & Bank Holding Companies              16.5%
Insurance (Life/Health)                     13.5%
Insurance Brokers                            8.8%


Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.




[GRAPHIC OMITTED]

Schedule of Investments
September 30, 1997



Shares or Principal Amount                           Market Value
Common Stocks 99.1%
Banks & Bank Holding Companies 16.5%
  15,000          BankAmerica Corp.                  $  1,099,688
  6,200           Bankers Trust New York Corp.            759,500
  11,300          Chase Manhattan Corp.                 1,333,400
  9,400           Citicorp                              1,259,013
  11,500          First Chicago NBD Corp.                 865,375
Total Banks & Bank Holding Companies                    5,316,976
Consumer Finance 26.8%
  18,500          Beneficial Corp.                      1,409,469
  33,400          Capital One Financial Corp.           1,528,050
  30,900          Contifinancial Corp.a                 1,004,250
  39,200          Green Tree Financial Corp.            1,842,400
  11,500          Household International Inc.          1,301,656
  38,000          MBNA Corp.                            1,539,000
Total Consumer Finance                                  8,624,825
Insurance Brokers 8.8%
  16,100          Aon Corp.                               851,288
  2,600           Erie Indemnity Corp.                     84,500
  8,000           Gallagher (Arthur J.) & Co.             298,000
  13,300          Marsh & McLennan Cos.                 1,019,113
  55,900          Willis Corroon Group, PLC ADR           586,950
Total Insurance Brokers                                 2,839,851
Insurance (Life/Health) 13.5%
  12,000          AETNA Inc.                              977,250
  11,100          AFLAC Inc.                              602,175
  5,800           Equitable of Iowa Co.                   388,600
  4,300           Life RE Corp.                           226,825
  4,200           Protective Life Corp.                   212,100
  7,700           Provident Cos Inc.                      538,519
  7,600           Reliastar Financial Corp.               302,575
  5,800           TransAmerica Corp.                      577,100
  12,000          Unum Corp.                              547,500
Total Insurance (Life/Health)                           4,372,644
Insurance (Multi-Line) 8.7%
  5,500           American International Group            567,531
  3,000           CIGNA Group                             558,750
  13,000          Conseco Inc.                            634,563
  3,400           Hartford Financial Services             292,613
  4,400           Lincoln National Corp.                  306,350
  6,700           Travelers Group Inc.                    457,275
Total Insurance (Multi-Line)                            2,817,082

Shares or Principal Amount                           Market Value
Common Stocks - continued
Insurance (Property/Casulty) 24.8%
  7,600           Allstate Corp.                     $    610,850
  6,700           American Financial
                  Group, Inc.                             298,150
  7,500           Berkley (W R)                           322,970
  5,400           Capital Re Corp.                        329,400
  10,900          Chubb Corp.                             774,582
  4,500           CMAC Investment Corp.                   241,314
  5,200           CNA Financial Corp.a                    660,076
  6,200           Enhance Financial Svcs Group            339,450
  3,900           General Re Corp.                        774,150
  5,500           HSB Inc.                                306,282
  6,600           Ohio Casualty Corp.                     306,075
  9,600           Orion Capital Corp.                     435,000
  4,800           Progressive Corp Ohio                   514,200
  9,400           Safeco Corp.                            498,200
  5,700           Selective Insurance Group Inc.          293,550
  5,400           St Paul Co.                             440,428
  11,100          Trenwick Group Inc.                     419,025
  18,100          USF&G Corp.                             415,170
Total Insurance (Property/Casualty)                     7,978,872
Total Common Stocks
                  (Cost $30,280,032)   31,950,250
Short-Term Commercial Notes 0.9%
$2,008            American Family
                  5.155%               2/17/98              2,008
$144,555          Johnson Controls
                  5.165%               12/30/97           144,555
$146,826          Wisconsin Electric
                  5.185%               11/30/97           146,826
Total Short-Term Commercial Notes
                  (Cost $293,389)                         293,389
Total Investments (Cost $30,573,421)
                  100.0%                               32,243,639
Liabilities less other Assets (0.0%)                       (6,594)
Net Assets 100.0%                      $               32,237,045
The accompanying notes are an integral part of the financial statements.
a non-income producing security
management discussion & analysis

Healthcare

Performance
ICON Healthcare Fund (the "Fund") gained 17.8% from its inception on February 24, 1997 to September 30, 1997. The Lipper Health/Biotechnology Index gained 13.8% for the same period. Both returns include reinvested dividends.

The Healthcare sector performed well compared to other sectors of the market. As multiples expanded during the year, investors have put a premium on the consistent earnings growth that the Healthcare sector provides. This has benefited the Fund's performance. However, the Advisor has noticed that industry fundamentals and, specifically, valuations, have been more important now than in previous years. Portfolio strategy continues to focus on undervalued industries that are growing at sustainable levels.

As value investors, your Fund looks to invest in undervalued industries in an otherwise high P/E sector. In addition, the Fund Advisor constantly screens for valuations in order to exploit inefficient pricing in the market. Recently, the Fund has reduced its position in the Managed Care industry in favor of bargain-priced Biotechnology stocks. The Advisor feels this value strategy reduces the risk of investing in healthcare stocks because it gives the Fund a substantial "margin of error." The Advisor feels strongly that this reduces downside risk and volatility.

Industry Highlights
The Healthcare sector performed well compared to other sectors of the market during 1997. However, industry performance has varied dramatically. During the beginning of the year the Healthcare Long-Term Care industry was the best performer. This industry included companies that provide nursing home care and assisted living care. They benefited from two factors: acquisitions and cross-selling. It is very difficult to enter new long-term care markets, as growing firms need to obtain a "certificate of need" from the HCFA (Healthcare Financing Administration) to build new healthcare facilities. This is both expensive and time consuming. Thus, large long-term care providers would rather buy smaller providers than build new facilities. Cross-selling entails selling pharmacy products, as well as providing extra services, within the long-term facility. By providing these extra products and services, rather than subcontracting them out, the long-term care providers have been able to increase their margins. Both factors were catalysts for the industry to approach their fair value. This has benefited the Fund, as we had over 25% of the Fund's assets invested in this industry in the first part of the year. The fund has since lowered its position, as the industry has appreciated and other industries currently stand out as better bargains.

The Fund continues to maintain substantial positions in the Healthcare Drugs and Pharmaceuticals industry. The sell-off of these large drug companies during the summer allowed the Fund to increase its position in this undervalued industry. While historical valuation techniques show these stocks to be expensive, they fail to take into account their higher growth rates. The typical stock in the Fund basket is forecasted to grow 15% or more in the next three to five years. The Fund's valuation process recognizes this future growth and indicates that these industries continue to be undervalued. In addition, these earnings are very stable and highly predictable, which makes the Advisor feel even more confident in the Fund's large position.

The Biotechnology industry has caught the Advisor's attention, as the market rally over the past few years has left this industry behind. The Fund Advisor believes this is one of the best investment opportunities in the Healthcare sector. Not only are valuations historically low, but these stocks are significantly less risky than they have been in the past. Biotechnology companies are now developing numerous products and are partnering up with large pharmaceutical companies in order to bring the final product to market. Biotechnology companies are no longer "betting the ranch" on one product, and they now have additional financing provided by their larger partners. The Advisor feels these two factors have improved the fundamentals of the industry. In addition, we believe this will lead to appreciation in this undervalued industry.

The Current Outlook
     Improving demographics should help the healthcare industry over the next few years, as the "graying of America" increases the demand for the products and services it provides. However, the Fund's Advisor believes it more important now than ever before to be invested in the right industries within Healthcare. Industry fundamentals deviate highly from industry to industry within the sector. For example, pricing within the drugs and pharmaceutical industry has been growing at two to three percent a year, closely resembling the national inflation rate. Pricing within the generic drug industry has actually fallen by 10 to 15% over the last few years. This decreases the profitability and negatively impacts earnings, which ultimately affects valuations within this segment of the sector. In addition, valuations vary dramatically from industry to industry. Your Fund's strategy is to identify promising industries that can be purchased at inexpensive prices. Intensive quantitative and fundamental research drives the Fund's investment process. The Fund's Advisor believes adhering to value discipline will reduce risk and improve long-term performance for investors.

Portfolio Profile                              September 30, 1997
Equities                                       97.2%
Top 10 Equities (% of Net Assets)              35.8%
Number of Stocks                               73
Cash & Cash Equivalents                         2.8%

Top 10 Equity Holdings                         September 30, 1997
Lilly (Eli) & Co.                               5.2%
Pfizer Inc.                                     5.2%
Bristol Myers Squibb                            4.7%
Schering-Plough Corp.                           4.2%
Merck & Co.                                     3.2%
Mylan Laboratories                              3.0%
Watson Pharmaceuticals Com.                     2.7%
Humana Inc.                                     2.7%
Warner-Lambert Co.                              2.5%
American Home Products Corp.                    2.4%

Top 5 Industries                               September 30, 1997
Drugs/Pharmaceuticals                          18.2%
Diversified                                    16.6%
Biotechnology                                  15.6%
Managed Care                                   14.4%
Long-Term Care                                 13.3%



Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.



[GRAPHIC OMITTED]

Schedule of Investments
September 30, 1997


Shares or Principal Amount                           Market Value
Common Stocks & Rights 97.2%
Distributors (Food & Health) 5.8%
   25,100        Allegiance Corp. Com.               $    778,100
   21,000        Bergen Brunswig Corp. Class A            847,875
   17,000        Cardinal Health Inc.                   1,207,000
   11,900        McKesson Corp.                         1,213,056
   12,400        Sola International                       425,475
Total Distributors (Food & Health)                      4,471,506
Diversified 16.6%
   15,500        Abbott Laboratories                      991,031
   12,500        Allergan Inc.                            452,344
   25,900        American Home Products Corp.           1,890,700
   44,250        Bristol Myers Squibb                   3,661,688
   72,800        IVAX Corp.                               855,400
   30,800        Johnson & Johnson                      1,774,850
   35,300        Sierra Health Servicesa                1,292,863
   14,200        Warner Lambert Co.                     1,916,113
Total Diversified                                      12,834,989
Drugs 9.7%
   70,200        Alpharma Inc. Class A                  1,570,725
   11,700        Alpharma Inc. Rights                      65,812
   32,950        Forest Laboratories Class Aa           1,388,019
   7,000         Medimmune, Inc.                          257,250
   102,400       Mylan Laboratoriesa                    2,297,600
   14,700        RP Scherer/DEa                           910,481
   40,000        Sequus Pharmaceuticals                   345,000
   62,400        US Bioscience Inc.a                      709,800
Total Drugs                                             7,544,687
Drugs/Pharmaceuticals 18.2%
   5,500         Genentech, Inc.                          319,688
   33,450        Lilly (Eli) & Co.                      2,458,463
   66,700        Pfizer, Inc.                           4,006,169
   63,500        Schering-Plough Corp.                  3,270,250
Total Drugs/Pharmaceuticals                            14,083,204
Long-Term Care 13.3%
   79,100        Beverly Enterprisesa                   1,374,363
   42,700        Genesis Health Ventures, Inc.a         1,662,631
   20,650        Health Care & Retirement/DEa             767,922
   46,900        Healthsouth Corp.a                     1,251,644
   36,200        Horizons/CMS Healthcare Corp.a           809,975
   16,000        Integrated Health
                 Services, Inc.a                          535,000
   3,000         Living Centers of America, Inc.a         122,250
   98,000        Mariner Health Group, Inc.a            1,543,500
   75,000        Novacare, Inc.a                        1,293,750
   44,700        Sun Healthcare Group, Inc.               919,144
Total Long-Term Care                                   10,280,179
Managed Care 14.4%
   8,500         Express Scripts Inc. Class Aa            457,938
   49,040        Foundation Health
                 Systems Corp.a                         1,569,280
   13,000        Healthcare Compare Corp.a                830,375
   88,500        Humana Inc.                            2,107,406
   18,200        Oxford Healthplans, Inc.a              1,362,725
   26,850        Pacificare Health System
                 Class Ba                               1,829,156
   11,300        Phycor, Inc.                             328,406

Shares or Principal Amount                           Market Value
Common Stocks - continued
Managed Care - continued
   36,150        United Healthcare Corp.             $  1,807,500
   14,100        Wellpoint Health Networks
                 Class A                                  816,919
Total Managed Care                                     11,109,705
Medical Products/Supplies 3.7%
   16,400        ADAC Laboratories                        306,475
   19,700        Ballard Medical Products                 475,263
   24,600        Biomet Inc.                              590,400
   10,800        Boston Scientific Corp.                  596,025
    7,600        Dentsply Internantional Inc.             425,600
   16,500        Respironics Inc.                         453,750
Total Medical Products/Supplies                         2,847,513
Biotechnology 15.5%
   22,500        Amgen Inc.                             1,078,594
    8,700        Anesta Corp Com                          202,275
   16,000        Biogen Inc.                              519,000
   37,000        Cell Genesys Inc.                        291,375
   29,800        Centocor Inc.                          1,417,363
   66,000        Chiron Corp.                           1,493,250
   13,500        Cor Therapeutics Inc.                    224,438
   22,000        Genome Therapeutics Corp.                192,500
   41,000        Genzyme Corp.                          1,219,750
   11,000        Guilford Pharmaceuticl Inc.              324,500
    8,000        Human Genome Sciences Com.               344,500
    4,500        Immunex Corp New Com.                    302,625
    7,700        Inhale Therapeutic Sys Com.              241,587
   13,500        Intercardia Inc.                         303,750
   20,500        Ligand Pharmaceuticals Class B           338,250
   18,300        Magainin Pharaceutics Com.               209,305
   17,000        Millennium Pharmaceutic Com.a            331,500
    7,500        Neurogen Corp.                           202,500
   11,300        Nexstar Pharmaceutical Com.              200,574
    6,500        Protein Design Labs Inc.                 251,874
   13,000        Sugen Inc. Com.                          261,624
   34,600        Watson Pharmaceuticals Com.            2,067,350
Total Biotechnology                                    12,018,484
Total Common Stocks & Rights
                  (Cost $66,455,657)  75,190,267
Short Term Commercial Notes 1.2%
$123,000          American Family
                  5.155%              2/17/98             123,000
$136,000          Johnson Controls
                  5.165%              12/30/97            136,000
$263,000          General Mills
                  5.135%              5/18/98             263,000
$240,000          Pitney Bowes
                  5.144%              2/4/98              240,000
$143,316          Sara Lee
                  5.124%              1/31/98             143,316
Total Short-Term Commercial Notes
                  (Cost $905,316)                         905,316
Total Investments (Cost $67,360,973)
                          98.4%                        76,095,583
Other Assets less Liabilities 1.6%                      1,211,263
Net Assets 100.0%                     $                77,306,846
The accompanying notes are an integral part of the financial statements.
a non-income producing security
management discussion & analysis

Leisure

Performance
The ICON  Leisure Fund (the  "Fund")  gained 13.5% from its  inception on May 9,
1997 to September 30, 1997. The Standard & Poor's Entertainment/Leisure Composite Index gained 5.1% over that same period. Both return figures include reinvested dividends.

The Leisure sector of the market has experienced steady appreciation in 1997. Although the Leisure sector has not been among the market leaders, several industries stand out with above-average performance. The Broadcasting industry has been the strongest performer since the ICON Leisure Fund has been opened.

The ICON Leisure Fund has emphasized four industries: Restaurants, Leisure Time (Products), Gaming and Broadcasting. All four industries have contributed to the appreciation of the Fund. As previously mentioned, the Broadcasting industry has been the top performer within the Leisure sector. The Broadcasting industry has been led by Cable stocks, which appreciated rapidly in the most recent quarter. Leisure Time (Products), which include such strong performers as Mattel Inc. and Harley Davidson Inc., have also been steady contributors to the ICON Leisure Fund. Gaming, Lottery & Parimutuel stocks, initially a drag on the portfolio, rebounded and have since become market leaders. Finally, performance of stocks within the Restaurant industry has been mixed. Several issues, such as CKE Restaurants and Darden Restaurants Inc., have outpaced the market while the potential for such names as McDonalds Corp. and Boston Chicken has yet to be realized.

Industry Highlights
Due to very attractive valuations, Restaurant stocks have been the largest holding in the ICON Leisure Fund. With reasonable multiples and above average growth potential, Restaurant stocks look poised to become market leaders. Thus far, some Restaurant issues, including McDonalds Corp. and Boston Chicken, have been negatively impacted by disappointing short-term results. When this causes investors to be overly pessimistic and pushes prices below their fair value, a buying opportunity can result. If addressed by competent management, disappointing short-term results and their associated problems are generally resolved. On average, Restaurant stocks have increased 10% since the fund has been opened; however, many stocks have fared much better. CKE Restaurants Inc., with earnings that continue to surprise on the upside, has appreciated well in excess of 50% since being purchased. Darden Restaurants Inc. and Brinker International, two classic value stocks, were purchased shortly after disappointing news releases and subsequent price declines. Since being purchased, both stocks have approximately doubled the performance of the broad market. Despite appreciation in some issues, the Restaurant industry remains one of the most attractively valued industries within the U.S. stock market.

Within the Broadcasting industry, Cable stocks have recently regained their favor among market participants. Just one or two years ago, most Cable companies were assumed to be relics, as new technologies were deemed to replace existing Cable assets. Because of this, most Cable stocks underperformed the market the last few years. For value investors, this created a wonderful buying opportunity. The bad news was already out and share prices had suffered a dramatic setback. Many times, reality turns out to be less adverse than initially feared. Cable companies have not gone out of business and have not been replaced by new satellite and digital technologies. Rather, these new technologies have stumbled as they have not provided all the benefits their proponents initially promised. Cable companies, however, have been improving their cash flow, paying down debt, and attempting to enter new markets. The four Cable stocks owned in the ICON Leisure Fund include Telecommunications, Inc., Cox Communications Inc., Comcast Corp., and TCA Cable TV Inc.. Time Warner, an ICON Leisure Fund stock which also has cable operations, is classified by Standard & Poor's as an entertainment company. Time Warner has also been a strong performer in recent months.

Similar to Cable stocks, Gaming, Lottery & Parimutuel stocks were also being bombarded by bad news when they were initially purchased for the ICON Leisure Fund. Gaming analysts were calling the industry growth rate to subside. In addition, analysts predicted that traditional Las Vegas-style casinos would lose key business to new gaming developments. This news may or may not prove to be true in the future. However, Gaming stocks were being priced as though they had no growth potential. With pessimism high, the Fund made its initial purchases in early May. The stocks were initially a drag on the portfolio; however, analysts recently began singing a different tune as Gaming stock performance turned around. The growth prospects are now not as negative as once thought. Those stocks classified by Standard & Poor's as Gaming, Lottery & Parimutuel stocks and held in the portfolio include Mirage, Circus Circus, International Gaming Technology and Harrah's. The Leisure Products industry has been a solid contributor to performance. Many stocks within this industry have growth rates that are in line with their P/E multiples. Top performing stocks include Mattel Inc., Hasbro Inc., Brunswick Corp., Harley-Davidson Inc. and WMS Industries Inc.. Despite appreciation, these stocks continue to look like good values.

Current Outlook
Despite volatility in the broad market, many Leisure stocks have appreciated steadily. Because of this, the ICON Leisure Fund has exhibited a very low correlation with the broad market. With approximately market-matching returns, the fund has been a good diversification tool for domestic investors.

Arguments can be made that many Leisure stocks are well positioned to reap the benefits of current demographic and economic trends within the United States. The strong economy has given consumers the disposable cash flow to pursue leisurely activities such as dining, gambling, or riding

     Harley-Davidson motorcycles. The Fund Advisor believes that significant opportunities exist for growth within the Leisure sector. As such, stocks within the Leisure sector remain attractively valued. The high growth potential and reasonable multiples make many industries within the Leisure sector compelling investment opportunities. As current industries held remain undervalued with strong appreciation potential, the Advisor does not anticipate much turnover within the fund.


Portfolio Profile                                    September 30, 1997
Equities                                             97.9%
Top 10 Equities (% of Net Assets)                    37.7%
Number of Stocks                                     39
Cash & Cash Equivalents                               2.1%
Top 10 Equity Holdings                               September 30, 1997
Intl. Game Technology                                 4.5%
Harrahs Entertainment Inc.                            4.4%
Mirage Resorts Inc.                                   4.4%
Circus Circus Enterprises Inc.                        4.0%
Telecommunications Inc. Class A                       3.8%
Cracker Barrel Old Country Store                      3.7%
Comcast Corp Class A                                  3.6%
Cox Communications Class A                            3.1%
McDonalds Corp.                                       3.1%
Top 5 Industries                                     September 30, 1997
Restaurants                                          28.6%
Gaming, Lottery & Parimutuel                         17.4%
Leisure Time (Products)                              16.2%
Broadcasting, TV, Radio, Cable                       13.3%
Entertainment                                         9.5%



Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.


[GRAPHIC OMITTED]

Schedule of Investments
September 30, 1997



Shares or Principal Amount                           Market Value
Common Stocks 97.9%
Tobacco           8.7%
   52,000         Gallagher Group PLC ADR            $    997,750
   47,700         Philip Morris Cos. Inc.               1,982,531
   49,800         RJR Nabisco Holdings Corp.            1,711,875
   37,400         UST Inc.                              1,143,038
Total Tobacco                                           5,835,194
Broadcasting TV, Radio, Cable 13.3%
   93,300         Comcast Corp. Class A                 2,402,475
   73,900         Cox Communications Inc.
                  Class A                               2,036,869
   48,800         TCA Cable TV Inc.                     1,903,200
  122,300         Telecommunications Inc.
                  Class A                               2,507,150
Total Broadcasting TV, Radio, Cable                     8,849,694
Entertainment 9.5%
   23,900         Disney (Walt) Company                 1,926,938
   24,600         Regal Cinemas Inc.                      661,125
   34,300         Time Warner Inc.                      1,858,631
   60,300         Viacom Inc. Class A                   1,895,681
Total Entertainment                                     6,342,375
Lodging Hotels 4.2%
   43,700         Hilton Hotels                         1,472,144
   56,100         LaQuinta Inns Corp.                   1,321,856
Total Lodging Hotels                                    2,794,000
Leisure Time (Products) 16.2%
   52,000         Arctic Cat Inc.                         598,000
   63,000         BAT Industries, PLC ADR               1,122,188
   42,500         Brunswick Corp.                       1,498,125
   29,400         Callaway Golf Co.                     1,025,325
   40,300         GTech Holdings Corp.                  1,377,756
   52,800         Harley-Davidson Inc.                  1,541,100
   46,000         Hasbro Inc.                           1,293,750
   19,200         K2 Inc.                                 482,400
   30,700         Mattel Inc.                           1,016,938
   28,300         WMS Industries Inc.                     854,306
Total Leisure Time (Products)                          10,809,888

Shares or Principal Amount                           Market Value
Common Stocks - continued
Restaurants 28.6%
   58,900         Applebees International Inc.       $  1,472,500
   85,200         Bob Evans Farms                       1,618,800
  117,100         Boston Chickena                       1,727,225
  112,800         Brinker International Inc.            2,009,250
   18,300         CKE Restaurants Inc.                    768,600
   76,500         Cracker Barrell Old
                  Country Stores                        2,476,688
  158,600         Darden Restaurants Inc.               1,833,813
   80,800         Lone Star Steakhouse Saloon           1,686,700
   43,800         McDonalds Corp.                       2,085,975
   46,300         Outback Steakhouse Inc.               1,279,038
   97,500         Wendy's International Inc.            2,071,875
Total Restaurants                                      19,030,464
Gaming, Lottery, & Parimutuel 17.4%
  106,800         Circus Circus Enterprises Inc.a       2,690,025
  131,600         Harrahs Entertainment Inc.            2,952,774
  132,500         Intl Game Technology                  3,014,374
   96,700         Mirage Resorts Inc.a                  2,913,087
Total Gaming, Lottery, & Parimutuel                    11,570,260
Total Common Stocks
   (Cost $59,546,087)               65,231,875
Short-Term Commercial Notes 2.1%
$257,284          American Family
                  5.155%         2/17/98                  257,284
$16,837           General Mills
                  5.135%         5/18/98                   16,837
$745,041          Johnson Controls
                  5.165%         12/30/97                 745,041
$203,942          Pitney Bowes
                  5.144%         2/4/98                   203,942
$160,578          Wisconsin Electric
                  5.185%         11/30/97                 160,578
Total Short Term Commercial Notes
   (Cost $1,383,682)                                    1,383,682
Total Investments 100.0%
   (Cost $60,929,769)                                  66,615,557
Liabilities less other Assets (0.0%)                       (7,226)
Net Assets 100.0% $                                    66,608,331
The accompanying notes are an integral part of the financial statements.
a non-income producing security
management discussion & analysis

Technology

Performance
ICON Technology Fund (the "Fund") gained 29.6% from its inception on February 19, 1997 to September 30, 1997. The Lipper Science and Technology Index gained 21.5% for the same period. Both returns include reinvested dividends.

The Fund delivered solid performance despite a volatile domestic stock market. With virtually no inflation and higher earnings growth, the investment environment within technology has been superb. Portfolio strategy continues to focus on under-valued industries that are growing at sustainable levels.

Following a February/March decline, the broad market experienced a dramatic rebound which carried over through the third quarter, The Technology sector was one of the beneficiaries of this appreciation and displayed good performance versus other sectors of the market. This was mainly due to unexpected earnings growth during the second and third quarters and a technology sell-off earlier in the year that was overdone. Several industries within the Technology sector were selling at significant discounts to their historical multiples. This is exactly the type of situation the Fund looks to exploit. As a value investor, the Fund Advisor looks to invest in undervalued industries in an otherwise high P/E sector. The Advisor feels this reduces the risk of investing in technology stocks by providing a substantial "margin of error." It is further believed that this reduces downside risk and reduces volatility.

Even though valuations are getting stretched in the Technology sector as a whole, the Fund has has identified several industries worth owning. Over the past year, the largest technology stocks have driven the sector's performance. However, many of these large-cap stocks have become too expensive for the Fund to purchase. The Advisor believes it has identified some good opportunities in mid-to-small cap industries that will lead to higher performance.

Industry Highlights
The sell-off in technology allowed the Fund to buy high-growth companies at bargain-priced levels. Depressed prices also proved a good opportunity to increase exposure to several industries. Computer Networking stocks suffered from the perception that demand was slowing. The pessimism was overdone, and the Fund Advisor believe business momentum in networking remains strong. During the past six months, the Fund's Computer Networking companies performed well and remain the largest industry holding.

Computer Hardware stocks also recovered nicely from a late-winter sell-off. Stocks such as Dell Computer Corp. and Compaq Computer Corp. have increased their sales and improved margins through a direct-to-consumer marketing campaign. Other companies, such as International Business Machines and Hewlett-Packard Co., are showing good revenue growth as well. This unexpected growth has lead to marked appreciation in the group. While the Fund remains comfortable with its position, holdings have been reduced over the last several months. It is common for the fund to take profits in industries that have appreciated and are either near or above their fair value. This strategy is based on the belief that "whatever goes up must come down," which is typical for a value fund.


The Fund has increased its position within the Communications Equipment industry. Most stocks within this group have been pressured due to lower capital outlays by the Regional Bell Companies, which are their main customers. However, this has allowed the Fund to invest in the group at significant discounts and investors should benefit from any upside surprises. The Fund has tended to equal weight stocks within the group as it found more value in small to mid-cap stocks such as Qualcom Inc., and Allen Telecommunications Inc.. The Fund Advisor continues to feel the fundamentals are favorable for this industry and looks for further appreciation in the upcoming months.

The Current Outlook
Technology stock prices have staged a powerful rally during the past six months. The Fund Advisor is hopeful there will be a return to a market that takes into consideration earnings growth and valuations rather than size and liquidity. Industries this Fund is invested in should do well going forward. However, the Fund will continue to be vigilant with regard to fundamentals and to any over-valued situations.

The technology business climate in the U.S. is still very positive. Companies are increasing their spending on corporate infrastructure, which should benefit the Technology sector. In addition, other countries around the world are increasing their capital outlays on technology in order to increase productivity. This spending should continue to increase as the global economy becomes more competitive. This Fund wants to identify promising industries that can be purchased at inexpensive prices. Intensive quantitative and fundamental research drives the Fund's investment process. In addition, the Advisor believes investors will be rewarded in the long-term if this discipline is followed.

Portfolio Profile                         September 30, 1997
Equities                                  97.4%
Top 10 Equities (% of Net Assets)         39.8%
Number of Stocks                          55
Cash & Cash Equivalents                    2.8%

Top 10 Equity Holdings                    September 30, 1997
Intel Corp.                                5.9%
3Com Corp.                                 5.6%
Cisco Systems, Inc.                        5.3%
Bay Networks, Inc.                         5.2%
Cabletron Systems                          2.8%
EMC Corp/MA                                2.7%
Qualcom Inc.                               2.5%
Iomega Corp.                               2.4%
Read-Rite Corp.                            2.4%

Top 5 Industries                          September 30, 1997
Computer Networking                       23.1%
Peripherals                               19.3%
Communications Equipment                  17.6%
Computer Hardware                         17.5%
Electronic Semiconductors                 13.9%



Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.


[GRAPHIC OMITTED]



Schedule of Investments
September 30, 1997


Shares or Principal Amount                           Market Value
Common Stocks 97.4%
Communications Equipment 17.6%
    10,300        ADC Telecommunications
                  Inc.a                              $    334,750
    15,000        Allen Telecommunications
                  Inc.a                                   427,500
    11,350        Andrew Corp.a                           297,228
    15,550        Aspect Telecommunications
                  Corp.a                                  363,481
    22,800        Checkpoint Systems Inc.                 333,450
    13,700        DSC Communications Corp.a               369,044
     5,250        Lucent Technologiesa                    427,219
    12,200        Motorola Inc.                           876,875
    15,950        Newbridge Networks Corp.a               955,006
     5,500        Northern Telecom Ltd.                   571,656
    16,750        Qualcom Inc.a                         1,066,766
    37,750        Scientific Atlanta Inc.a                854,094
     9,300        Tellabs Inc.                            478,950
Total Communications Equipment                          7,356,019
Computer Hardware 17.5%
    15,300        Adaptec, Inc.a                          715,275
    20,000        Ascend Communicationsa                  647,500
    12,500        Compaq Computer Corp.a                  934,375
    11,100        Data General Corp.a                     295,538
     7,400        Dell Computer Corp.a                    716,875
     7,300        Digital Equipmenta                      316,181
     5,000        ETEC Systemsa                           285,000
    17,000        Hewlett-Packard Co.                   1,182,563
     7,200        International Business
                  Machines                                762,750
    13,400        Sequent Computer Systems, Inc.a         332,488
    13,800        Silicon Graphics, Inc.a                 362,250
    16,700        Sun Microsystems, Inc.a                 781,769
Total Computer Hardware                                 7,332,564
Computer Networking 23.1%
    45,700        3Com Corp.a                           2,342,125
    56,400        Bay Networks, Inc.a                   2,178,450
    65,600        Cabletron Systemsa                    2,099,200
    30,650        Cisco Systems, Inc.a                  2,239,366
    45,900        Network Equipment
                  Technology Inc.a                        800,381
Total Computer Networking                               9,659,522
Peripherals 19.3
    19,300        EmcCorp/MAa                           1,126,638
    37,950        Iomega Corp.a                           991,444
    34,500        Komag, Inc.a                            702,938
    19,700        Lexmark Intl. Grp., Inc.
                  Class Aa                                650,100
    19,000        Quantum Corp.a                          727,938
    40,300        Read-Rite Corp.a                        987,350
    25,700        Seagate Technologya                     928,413
    20,000        Storage Technology Corp.
                  Class Aa                                956,250
     2,000        Texas Instruments                       270,250
    18,000        Western Digital Corp.a                  721,125
Total Peripherals                                       8,062,446
Shares or Principal Amount                           Market Value
Common Stocks - continued
Electronic Semiconductors 13.9%
    11,000        Advanced Micro Devices             $    358,188
     7,000        Atmel Corp.                             255,062
    26,800        Intel Corp.                           2,473,974
     8,000        International Rectifier Corp.           187,000
     6,500        Lattice Semiconductor Corp.             423,312
     4,000        Linear Technology Corp.                 275,000
     7,500        LSI Logic Corp.a                        240,937
    10,500        Microchip Technology Inc.               474,140
    12,500        National Semiconductor Corp.            512,500
    12,500        Xilinx Inc.                             632,812
Total Electronic Semiconductors                         5,832,925
Computer Systems Services 6.0%
    21,700        DST Systems, Inc.a                      802,900
     9,200        Gerber Scientific, Inc.                 222,525
     6,900        Policy Management Systems Co.           429,093
    11,200        Shared Medical Systems Corp.            592,200
    19,200        Sungard Data Systems, Inc.a             465,600
Total Computer Systems Services                         2,512,318
Total Common Stocks
   (Cost $33,775,572)                                  40,755,794
Short-Term Commercial Notes 2.8%
$123,000         American Family
                 5.155%        2/17/98                    123,000
$263,000         General Mills
                 5.135%        5/18/98                    263,000
$136,000         Johnson Controls
                 5.165%        12/30/97                   136,000
$240,000         Pitney Bowes
                 5.144%        2/4/98                     240,000
$220,000         Sara Lee
                 5.124%        1/31/98                    220,000
$180,089         Warner Lambert
                 5.115%        1/29/98                    180,089
Total Short-Term Commercial Notes
   (Cost $1,162,089)                                    1,162,089
Total Investments (Cost $34,937,661)
   100.2%                                              41,917,883
Liabilities less other Assets (0.2%)                      (69,362)
Net Assets 100.0%                                      41,848,521
The accompanying notes are an integral part of the financial statements.
a non-income producing security
management discussion & analysis

Telecommunication and Utilities

Performance
The ICON Telecommunication & Utilities Fund (the "Fund") gained 6.3% from its inception on July 9, 1997 to September 30, 1997. The Lipper Utilities Index gained 3.7% over that same period. Both return figures include reinvested dividends.

The ICON Telecommunication & Utilities Fund has outpaced the Lipper average in the short time period since its inception. The strong performance is primarily due to holdings in: Cellular/Wireless, Telephone Services and Telephone Long Distance. The Cellular/Wireless industry has been the top performer in the Fund. Cellular/Wireless stocks currently comprise over 10% of the ICON Telecommunication & Utilities Fund. As these companies are not standard utilities, they add diversification to the portfolio. Airtouch Communications Inc., Nextel Communications, and 360 Communications Co. have all posted excellent returns thus far.

Both Telephone Services and Telephone Long Distance companies have benefited from recent merger and acquisition activity. This type of takeover activity generally increases the value of the target company. MCI Communications, operating in the Telephone Long Distance industry, is being courted by three companies. This has been a positive influence on MCI's stock. On average, stocks within the Telephone Services and Telephone Long Distance industries have appreciated approximately 10% since being purchased. Electric Company stocks, which make up approximately one third of the Fund, are up approximately 2.5% since the Fund's inception. These attractively valued stocks are typically defensive, holding up in sideways and down markets.

Industry Highlights
Cellular/Wireless companies, typically the most volatile within the sector, have recently performed well. As analog phones are phased out and digital technology prevails, growth opportunities present themselves. Companies able to exploit these new technologies while controlling costs should be successful. The competition among participants, however, is fierce. Traditional Cellular companies, as well as Telephone Services, Telephone Long Distance and new start-up companies are all competing for wireless clients. This creates volatility among the stocks in the industry. Prospects for the industry remain bright, as the global wireless market remains in its growth phase. Given the growth opportunities and reasonable prices of these stocks, the industry looks like a good value.

The Telecommunications Act of 1996 has changed the operations of Telephone Services and Telephone Long Distance companies. In general, this monumental piece of legislation opened most local and long distance markets to more competition, with certain restrictions. This new competitive environment will be a blessing to some companies and a curse to others. Further, volatility within these industries should persist. Local Telephone Services companies are being forced to compete for their local turf. However, these companies are also now allowed to venture into new markets from which they were previously barred. Consolidation continues to be a dominant theme in the industry. Nynex, originally part of the Fund, was acquired by Bell Atlantic, which we continue to hold. Consolidation in the industry allows companies to benefit from economies of scale and increased network and distribution access.

Merger and acquisition activity is prevalent in the Long Distance industry as well. Recently, MCI Communications has been the takeover target of British Telecom, GTE Inc., and WorldCom Inc.. The two U.S. companies, GTE Inc. and WorldCom Inc., have each bid in excess of $32 billion for MCI Communications. This will likely push MCI Communications stock up to its most likely takeover price, in addition to adding volatility to the stock. Within this new competitive environment, companies are merging to take advantage of synergies not previously available. This should have a positive long term impact on the industry.

Electric Company companies are also transitioning into a new, more competitive environment. This has added volatility and uncertainty to an industry normally characterized by stability. Consolidation will continue to reduce the number of major players in the industry. Electric Company stocks are known for their defensive characteristics, high dividend yields, and sensitivity to interest rates. In the last few years, Electric Company stocks have underperformed the market, creating a good opportunity to buy stocks in this industry at discount prices. Currently, Electric Companies comprise approximately one third of the ICON Telecommunication & Utilities Fund.

Current Outlook
The fund has benefited from its diversification within the Telecommunication & Utilities sector. Cellular/Wireless, Telephone Services and Telephone Long Distance stocks have all outpaced the broad market thus far. However, stocks within these industries are capable of rapid price movements. The Fund is alert to this volatility is prepared to rotate out of an industry if it is no longer a compelling investment opportunity.

Similar to other utility funds, the ICON Telecommunication & Utilities Fund is sensitive to movements in interest rates. Thus, a favorable bond market could benefit the Fund. The Electric Company component of the Fund, in addition to adding to interest rate sensitivity, also gives the Fund defensive characteristics.

All industries currently held within the Fund have been impacted by changes in government regulation. Many industries are transitioning from heavy government regulation to an environment in which competition will be the driving force. This should be a long-term benefit to the customers and stockholders of most companies in the sector.

Portfolio Profile                                    September 30, 1997
Equities                                             95.2%
Top 10 Equities (% of Net Assets)                    31.8%
Number of Stocks                                     42
Cash & Cash Equivalents                               4.8%

Top 10 Equity Holdings                               September 30, 1997
Bell Atlantic                                         3.8%
Airtouch Communications Inc.                          3.6%
Century Telephone Enterprise                          3.6%
AT&T Corp.                                            3.3%
Nextel Communications                                 3.1%
Alltel Corp.                                          3.0%
Bell South                                            2.9%
SBC Communications Inc.                               2.9%
GTE Corp.                                             2.8%
Telephone & Data                                      2.8%

Top 5 Industries                                     September 30, 1997
Telephone Services                                   32.2%
Electric Companies                                   31.9%
Telephone Long Distance                              11.6%
Cellular/Wireless Telecommunications                 11.5%
Natural Gas                                           8.0%


Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.



[GRAPHIC OMITTED]

Schedule of Investments
September 30, 1997


Shares or Principal Amount                           Market Value
Common Stocks 95.2%
Cellular/Wireless Telecommunications 11.5%
   18,100         360 Communications Co.             $    377,838
   20,500         Airtouch Communications Inc.            726,469
   16,900         Comsat Corp.                            402,436
   21,700         Nextel Communications                   626,588
   14,000         Vanguard Cellular Systems
                  Class A                                 220,500
Total Cellular/Wireless
Telecommunications                                      2,353,831
Telephone Services 32.2%
   21,700         Aliant Communications Inc.              526,225
   17,900         Alltel Corp.                            617,550
    8,300         Ameritech Corp.                         551,950
    9,535         Bell Alantic                            766,972
   12,700         Bell South Corp.                        587,375
   16,700         Century Telephone Enterprise            734,800
   23,500         Frontier Corp.                          540,500
   12,600         GTE Corp.                               571,725
    9,600         SBC Communications Inc.                 589,200
   12,800         Telephone & Data                        576,000
   13,100         U S West Communications Grp.            504,350
Total Telephone Services                                6,566,647
Telephone Long Distance 11.
   15,000         AT&T Corp.                              664,688
   11,200         Cincinnati Bell                         318,500
    9,500         LCI International Inc.                  252,938
   11,000         MCI Communications                      323,125
    7,100         Sprint Corp.                            355,000
   13,000         Worldcom Inc/Ga-Class A                 459,875
Total Telephone Long Distance                           2,374,126
Electric Companies 31.9%
    9,200         American Electric Power                 418,600
    9,900         Carolina Power & Light                  355,780
   10,300         Cinergy Corp.                           344,403
   13,300         Consolidated Edison of NY               452,200
    9,600         Dominion Resources Inc.                 363,600
   11,000         Duke Power                              543,813
   17,900         Edison International                    451,975
   12,800         Entergy Corp.                           333,600
    8,600          FPL Group Inc.                         440,750
   16,400         Houston Industries Inc.                 356,700
   18,200         Pacific Gas & Electric                  422,013
   15,400         Pacificorp                              344,575
   16,000         Peco Energy Co.                         375,000
   13,800         Public Service Enterprises              355,350
   24,200         Southern Co.                            546,012
   11,400         Texas Utilities Co.                     410,400
Total Electric Companies                                6,514,771
Shares or Principal Amount                           Market Value
Common Stocks - continued
Natural Gas 8.0%
    6,300         Coastal Corp.                      $    385,874
    6,300         Consolidated Natural Gas                366,580
   12,800         Enron Corp.                             492,800
    8,100         Williams Cos. Inc.                      379,180
Total Natural Gas                                       1,624,434
Total Common Stocks
   (Cost $18,345,552)                                  19,433,809
Short-Term Commercial Notes 4.8%
$159,639          American Family
                  5.1553%        2/17/98                  159,639
$45,043           Pitney Bowes
                  5.1441%        2/4/98                    45,043
$720,339          Johnson Controls
                  5.165%         12/30/97                 720,339
$62,668           Wisconsin Electric
                  5.182%         11/30/97                  62,668
Total Short-Term Commercial Notes
   (Cost $987,689)                  987,689
Total Investments (Cost $19,333,241)
                  100.0%                               20,421,498
Other Assets less Liabilities 0.0%                            594
Net Assets 100.0%                                     $20,422,092

The accompanying notes are an integral part of the financial statements.

management discussion & analysis

Transportation

Performance
The ICON Transportation Fund (the "Fund") gained 24.0% from its inception on May 9, 1997 to September 30, 1997. The Standard & Poor's Transportation Index gained 19.1% over that same period. Both return figures include reinvested dividends.

The Transportation sector ended the fiscal year as one of the hottest performers in the market. Stocks within this cyclical sector have benefited from a strong economy, and many industries within the Transportation sector have outpaced the broad market in 1997. Since the fund's inception on May 9, Trucks & Parts, Truckers and Airlines have all been among the best-performing industries in the market. All three of these industries have been part of the ICON Transportation Fund since its inception. Because of these holdings, the Fund has posted exceptional returns in a short time period.

Trucks & Parts, recently one of the top-performing industries within the broad market, has been led by Navistar International and Wabash International Corp.. Market perception that both companies have finally recovered from a recession in the Trucks & Parts industry has boosted performance. In addition, the strong economy has benefited these cyclical industries. Navistar International has more than doubled since its initial purchase, and Wabash International Corp. has increased more than 50%. Stocks within the Truckers industry, also aided by an industry-wide recovery and economic strength, have come alive and added to the fund's impressive performance. Truckers stocks such as Caliber Systems, Inc., Yellow Corp., and American Freightways Corp. have all been strong performers.

The largest industry holding within the ICON Transportation Fund for much of the year has been Auto Parts & Equipment. Although not the top-performing industry within the sector, Auto Parts & Equipment stocks have been a steady contributor to returns. They have beaten the broad market since the inception of Fund, with less volatility than other industries within the Transportation sector. Many of the larger-capitalized Auto Parts & Equipment stocks, such as Goodyear Tire & Rubber Co. and Dana Corp., have been leaders.

Industry Highlights
Within the Transportation sector, our valuations have favored smaller -capitalized industries as larger-capitalization industries appear fully priced. The Automotive and Aerospace/Defense industries, comprising over half of the market capitalization of the Transportation sector, have thus far been avoided. Auto Parts & Equipment stocks have been the Fund's most significant holdings. They have benefited from a strong automotive market, a strong economy, and most importantly, attractive valuations. Before the general surge in Transportation stocks, many Auto Parts & Equipment stocks were selling at better valuations and higher growth rates than the general market. As these stocks have appreciated, they have approached their fair value; however, many good opportunities remain within the Auto Parts industry.

Currently the largest holding in the ICON Transportation Fund, Truckers stocks have recently been among the best in the market. According to Standard & Poor's Super 1500, the Truckers industry represents less than 3% of the market capitalization of the Transportation sector. Currently, Truckers stocks represent approximately 36% of the ICON Transportation Fund. The Fund has overweighted Truckers stocks since its inception because of their compelling valuations. When Truckers stocks initially were purchased, news within the industry was just beginning to turn positive. Traditional valuation measures, as well as our proprietary methods, dictated emphasizing these stocks in the portfolio. Their significant underperformance relative to the market in the period before we purchased Truckers stocks was an additional reason to own these stocks. Value managers are often drawn to stocks that have underperformed the market and are starting to show signs of a turnaround. Most Truckers stocks, including such names as Caliber Systems, Inc. and Yellow Corp., have uniformly posted strong returns.

The biggest turnaround within the Transportation sector has been in the Trucks & Parts industry. Trucks & Parts stocks underperformed the market from 1993 through 1996. An industry-wide recession had a very negative impact on Trucks & Parts stocks. However, in late 1996 and early 1997, fundamentals within the industry began to improve. Demand strengthened and efficiencies were improved by managements' internal focus. At Navistar International, for example, the company has renewed its focus on building a better product. The market has recognized the success of this, as the stock has more than doubled in the last six months. In addition to refocusing on product, Trucks & Parts companies are making efforts to clean up their balance sheets as free cash flow is now more readily available.

Airlines and Railroads are also held in the portfolio. Airline companies have been in the news recently, as they are posting record profits in this time of economic strength and prosperity. While the Fund's Advisor believes much of the appreciation in Airline stocks is past, Railroad stocks remain good values. Consolidation within the Railroad industry should fuel cost reduction and benefit these stocks in the long run.

Current Outlook
Transportation stocks have been among the best in the broad market the last six months. Many industries still represent attractive investment opportunities. However, sector-wide valuations are not as compelling as they were when the fund was initially opened on May 9, 1997. As a value investor, the Fund Advisor will continue to search for the most undervalued industries within the Transportation sector.

Industries where valuations suggest additional appreciation potential include Auto Parts, Truckers and Railroads. Because these industries remain reasonably priced, they should be more resilient to a potential economic downturn than other industries within the sector. They will all likely be key components of the ICON Transportation Fund in the coming months.


Portfolio Profile                                    September 30, 1997
Equities                                             99.20%
Top 10 Equities (% of Net Assets)                    35.6%
Number of Stocks                                     42
Cash & Cash Equivalents                               0.9%

Top 10 Equity Holdings                               September 30, 1997
Caliber Systems, Inc.                                 4.4%
Werner Enterprises, Inc.                              4.1%
American Freightways Corp.                            3.7%
Arnold Industries Inc.                                3.6%
M S Carriers Inc.                                     3.6%
U.S. Freightways Corp.                                3.4%
Dana Corp.                                            3.3%
ITT Industries Inc.                                   3.2%
Landstar System Inc.                                  3.2%
Snap-On Tools Inc.                                    3.1%

Top 5 Industries                                     September 30, 1997
Truckers                                             36.3%
Auto Parts & Equipment                               35.0%
Railroads                                            11.0%
Trucks & Parts                                       10.1%
Airlines                                              6.8%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.


[GRAPHIC OMITTED]

Schedule of Investments
September 30, 1997



Shares or Principal Amount                           Market Value
Common Stocks 99.2%
Airlines 6.8%
    7,300         Alaska Air Group, Inc.             $    239,988
   10,700         ASA Holdings                            300,938
   11,700         Comair Holdings Inc.                    314,438
    6,900         Northwest Airlines Corp.
                  Class A                                 286,781
   12,300         Southwest Airlines Corp.                392,831
Total Airlines                                          1,534,976
Auto Parts & Equipment 35.0%
   25,600         Cooper Tire & Rubber                    680,000
   15,200         Dana Corp.                              750,500
   10,400         Danaher Corp.                           603,200
   18,500         Echlin Inc.                             648,656
   19,300         Genuine Parts Co.                       594,681
    9,900         Goodyear Tire & Rubber Co.              680,625
   21,900         ITT Industries Inc.                     726,806
   15,300         Mark IV Industries Inc.                 411,188
   17,000         Modine Manufacturing Co.                592,875
   13,300         OEA Inc.                                457,188
   15,300         Snap-On Tools Inc.                      704,756
   20,100         Superior Industrials
                  International Inc.                      556,519
    8,900         TRW Inc.                                488,388
Total Auto Parts & Equipment                            7,895,382
Trucks & Parts 10.1%
    5,700         Cummins Engine                          444,956
   16,000         Navistar International                  442,000
    8,100         Paccar Inc.                             453,600
   24,200         Titan Wheel International               484,000
   15,400         Wabash International Corp.              445,638
Total Trucks & Parts                                    2,270,194
Truckers 36.3%
   44,200         American Frieghtways Corp.              839,800
   35,100         Arnold Industries Inc.                  820,463
   18,200         Caliber Systems Inc.                    987,350
   15,800         Heartland Express Inc.                  436,475
   26,900         Landstar Systems Inc.                   719,575
   30,100         M S Carriers Inc.a                      801,413
   35,500         Rollins Truck Leasing                   605,719
   16,400         Ryder Systems Inc.                      589,375
   22,700         U.S. Freightways Corp.                  763,288
   37,800         Werner Enterprises Inc.                 916,650
   21,600         Yellow Corp.a                           703,350
Total Truckers                                          8,183,458

Shares or Principal Amount                           Market Value
Common Stocks - continued
Railroads 11.0%
    4,600         Burlington Northern
                  Santa Fe                           $    444,474
    3,800         CSX Corp.                               222,300
    5,200         GATX                                    351,324
    5,800         Illinois Central Corp.                  213,150
    2,100         Norfolk Southern Corp.                  216,824
    6,800         Union Pacific Corp.                     425,850
    9,900         Wisconsin Central
                  Transportation                          314,944
Total Railroads                                         2,467,809
Total Common Stocks
   (Cost $18,628,884)                                  22,351,819
Short-Term Commercial Notes 0.9%
$94,520           Johnson Controls
                  5.165%         12/30/97                  94,520
$109,709          Wisconsin Electric
                  5.185%         11/30/97                 109,709
Total Short-Term Commercial Notes
   (Cost $204,229)                                        204,229
Total Investments 100.1%
   (Cost $18,833,113)                                  22,556,048
Liabilities less other Assets (0.1%)                      (24,743)
Net Assets 100.0%                   $                  22,531,305
The accompanying notes are an integral part of the financial statements.
a non-income producing security
management discussion & analysis

Short-Term Fixed Income

Performance
The objective of the ICON Short-Term Fixed Income Fund (the "Fund") is to attain high current income consistent with the preservation of capital. Under normal conditions the Fund invests in US Treasury and agency obligations. The Fund gained 2.8% since the end of February, the first full month of the Fund's operation, versus 3.7% for the Merrill Lynch 1 Year Treasury Index.

We are active in duration management in the Fund, and are moving to longer maturity Treasuries as our medium. Our above all bias, along with the Fed's, was for higher short term interest rates so we have maintained the Fund's duration lower than that of the benchmark during the recent period and ended the fiscal year at 0.6 years. This is near the lower end of the normal operating range (0.5- 1.5 years). Recent longer duration purchases consisted of Treasuries. Shorter duration purchases were mainly agency discount notes as Treasury Bills were viewed as expensive.

We believe the market is focusing on the important factors in assessing the direction of interest rates. In the short term, despite recent volatility, the upward momentum of the current business expansion could be stronger and longer lasting than expected, leading to Fed intervention. The risk of Fed tightening is not priced into the short end of the yield curve. In the longer term, the US is moving toward a balanced budget and inflation appears to remain in check, so the outlook for government paper should be favorable. In conclusion, we are cautious in the near term, but we remain bullish in the longer term.

Schedule of Investments
September 30, 1997


Principal Amount  Market Value
U.S. Government Agencies 73.5%
Federal Farm Credit Bank
$160,000          5.44%             10/31/97         $    159,275
Federal National Mortgage Association
Discount Notes
$10,150,000       5.47%             11/4/97            10,097,564
Federal Home Loan Bank Agency
$20,000,000       6.54%             4/16/99            20,103,578
Federal Home Loan Bank Discount Notes
$20,900,000       5.47%             12/10/97           20,679,331
$120,000          5.44%             11/7/97               119,329
$4,060,000        5.59%             11/13/97            4,032,892
Total Federal Home Loan Bank
Discount Notes                                         24,831,552
Federal Home Loan Mortgage Corp.
Discount Notes
$4,700,000        5.60%             10/21/97            4,685,377
Total U.S. Government Agencies
   (Cost $59,751,565)                                  59,877,346
U.S. Government Obligations 18.5%
U.S. Treasury Notes
$15,000,000       6.00%             6/30/99
   (Cost $15,018,187)                                  15,051,568

Principal Amount      Market Value
Repurchase Agreement 7.3%
5,911,000 Paine Webber & Co., Inc., 6.03% dated 9/30/97, maturing 10/1/97, to be repurchased at $5,911,990, collateralized
   by $6,025,000, in U.S.
   Treasury Notes 5.875%
   due 3/31/99, value
   $6,034,414
   (Cost $5,911,000)  $                                 5,911,000
Total Investments 99.3%
   (Cost $80,680,752) 80,839,914
Other Assets less Liabilities 0.7%                        542,018
Net Assets 100.0%                                    $ 81,381,932
The accompanying notes are an integral part of the financial statements.



management discussion & analysis

Asia Region

Performance
     The ICON Asia Region Fund (the "Fund") opened on February 25, 1997. The Fund return was (0.60)% through September 30, 1997, ending with an NAV of $9.94. The Morgan Stanley Capital International (MSCI) Pacific Index (in U.S. dollars) was (2.1%) for the same period.

Because the Fund is heavily invested in Japan,its returns follow those of the Japanese market to a great extent. As the Nikkei 225 Index gained momentum through April and May and the Japanese Yen appreciated against the U.S. Dollar, the ICON Asia Region Fund performed well. However, the recent Asian currency crisis, along with a decline in most markets of that region, has caused the Fund to retrace some of its prior gains. Current investments include Japan, Hong Kong, Malaysia and Singapore. Of these, the currency crisis has had the greatest effect on the markets and currencies of Malaysia and Singapore. However, the Fund's investment in these countries is minimal. These holdings attempt to reduce overall portfolio risk through diversification.

The Asian currency crisis began when investors started converting their Asian currency holdings to currencies of countries deemed to be "safer." The emerging markets in the Asian region were generating large current account deficits, and the countries made no attempt to stem that growth. As the public sold these "unsafe" currencies, local governments purchased large blocs in an attempt to maintain the currencies' value. Eventually, the pressure to devalue became too great, and the currencies were allowed to float freely. Quick and extreme currency depreciation ensued. The ICON Asia Region Fund has not been hedged against foreign currency movements. The Asian currency crisis had a negative effect on the Singapore and Malaysian holdings of the Fund. However, these markets were undervalued before the currency crisis. They remain undervalued as the current prices reflect an amount that is far below the worth of these companies.

The Fund's overweight in Japan allowed some protection from the performance numbers turned in by these developing markets. Japan posted slightly positive performance since inception through September 30, 1997, with the MSCI Japan in U.S. Dollar Index up 2.32%. The Fund's valuation measures indicate that performance in these markets should begin to turn around. Emotion has carried prices far under value. Depreciation has slowed; the markets have turned in some significantly positive performance which, according to valuations, should continue.

Country Highlights
The Japanese market last saw double-digit growth in 1993. It has not seen growth over 20% since 1988. No significant appreciation in the Japanese market has been seen thus far in 1997 because of public perception about the course of the economy. Domestic demand in Japan is still sluggish after the April rise in the consumption tax; however, real Gross Domestic Product (GDP) is expected to rise 2.1% in 1997 and 2.6% in 1998. There has been discussion about the possibility of a Japanese recession or depression if domestic demand does not accelerate and exports are hurt by the Asian currency crisis. However, there is also positive economic news.

Japan's largest Asian trading partners are China and Korea. The currency crisis has not affected Japanese exports to these countries. The depreciation of the Yen over the past 2 years is still reflected in the relative cheapness of Japanese goods for consumers in those countries that have experienced currency appreciation versus the Yen. Exports are still rising and Japan benefits from a trade surplus. Demand for final goods has weakened only slightly as reported in the last Tankan survey (Japanese survey of business confidence). Considering that domestic demand has yet to rebound from the April consumption tax hike, this means that export demand has partially offset the domestic reduction. Further, the low interest rate environment has allowed for increasing capital expenditures.

Growth in investment for 1997 is expected to be 4.6%. Although this figure is below last year's, it is still substantial. Greater investment is positive for the overall economy.

The Tankan survey for the third quarter showed that employment conditions are improving. Instead of restructuring through headcount reduction, companies are shifting excess employees to their smaller subsidiaries. Weak prices and weak demand are not leading to reduced employment numbers. Accordingly, there should be a limit to how much domestic demand will continue to deteriorate. There is potential for improvement in the economic condition in Japan in 1998. GDP figures are still expected to increase for 1997 and 1998. As previously stated, employment conditions are not worsening. Although a catalyst to spark domestic demand might translate to optimism in the market, the weak Yen is providing strong export growth to pick up some of the slack.

Emotional reaction by investors can pull the market away from fair value. This seems to be the case in the Asian region. Negative economic news has already been priced into these markets. They have become substantially undervalued as emotional investors have oversold. Consensus earnings estimates are increasing and interest rates are low (especially in Japan). Investment in this region right now seems contrarian, but valuations show that this is the place to be.

Current Outlook
As we look forward, many countries in the Asian region are attempting to change the conditions that brought about the currency devaluation. The International Monetary Fund (IMF) has stepped in to lend support in the form of funds with policy requirements that should help to improve the economic environment. Large government projects were postponed. A slowing of currency depreciation is now being seen, and performance of the ICON Asia Region Fund is now more dependent upon the movement of the markets in which we are invested.

Prior to the crisis, valuations showed that there were bargains to be exploited in these countries. The markets are now cheaper and the outlook continues to be promising. The Hong Kong economy is stable and earnings estimates continue to grow. There is still high demand for property in the region, as the British handover to the Chinese has not deterred immigration. Market reaction to the Asian currency crisis in Singapore and Malaysia has been emotional and overdone. Although both countries have some economic restructuring to sustain (Malaysia more than Singapore), there are bargains to be found in these markets.

And finally, there is the Japanese market. Here, too, the Fund Advisor sees bargains given the market's overreaction to economic conditions. Economic officials in Japan have begun to recognize the state of the economy openly. Public opinion of Prime Minister Hashimoto has begun to deteriorate. The Japanese government is feeling the pressure to do something to spark the economy. Currently, monetary policy is loose and fiscal policy is tight. If the Japanese government announces plans to stimulate the domestic economy through a loosening of fiscal policy, the markets should expect improved domestic demand. The domestic economy will benefit greatly from such an announcement.


Portfolio Profile                                    September 30, 1997
Equities                                             97.1%
Top 10 Equities (% of Net Assets)                    31.2%
Number of Stocks                                     138
Cash & Cash Equivalents                               2.9%

Top 10 Equity Holdings                               September 30, 1997
Nippon Telephone & Telegraph                          6.9%
Toyota Motor Corporation                              5.4%
Honda Motor Company                                   2.6%
Bank of Tokyo-Mitsubishi, Ltd.                        2.4%
Matsushita Electric Industrial Co.                    2.4%
Sumitomo Bank                                         2.4%
Industrial Bank of Japan                              2.3%
Sony Corporation                                      2.3%
Tokyo Electric Power First SEC                        2.3%
Mitsubishi Corporation                                2.2%

Top Countries                                        September 30, 1997
Japan                                                79.2%
Singapore                                             7.6%
Hong Kong                                             6.3%
Malaysia                                              4.0%



Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.


[GRAPHIC OMITTED]



Schedule of Investments
September 30, 1997


Shares                                               Market Value
Common Stocks & Rights 97.1%
Hong Kong 6.3%
   34,200         AMMB Holdings Berhad               $     89,679
   19,400         Bank of East Asiaa                       72,451
   39,400         Berjaya Sports Toto Berhad              113,038
   32,000         Cahya Mata Sarawak                       57,750
   53,000         Cathay Pacific Airwaysa                  74,310
   26,000         Cheung Kong Holdings                    292,304
   11,000         Cheung Kong Infrastructurea              32,836
   32,000         China Light & Power                     176,158
   32,000         Chinese Estates HL                       28,946
   14,000         Citic Pacific Ltd.                       79,421
   48,000         Commerce Asset Holdings                  53,900
   22,000         Cosco Pacific Ltd.                       39,090
    7,500         Dickson Concepts Intl.                   27,961
   10,000         Edaran Ototmobil
                  Nasional Berhad                          40,104
    6,000         Guoco Group Ltd.                         23,958
   15,000         Hang Lung Dev. Co.                       28,203
   26,900         Hang Seng Bank                          331,100
   23,000         Hong Kong & Shanghai Hotels              27,938
  158,000         Hong Kong Telecom                       357,304
   43,000         Hong Kong & China Gasa                   88,628
   66,000         Hopewell Holdingsa                       40,085
   44,000         Hutchison Whampoa Ltd.                  433,546
   13,000         Hysan Developmenta                       38,890
   94,000         Magnum Corp. Berhad                      82,646
   26,000         Malayan Banking                         130,740
   13,000         Miramar Hotel                            33,178
   20,000         National Mutual Asia Ltd.                21,451
   24,000         New World Development                   145,144
   16,000         Peregrine Investment Holdings            27,189
   95,000         Renong Berhad                            93,782
   26,000         Shangri La Asis Ltd.                     26,711
   44,000         Shun Tak Holdingsa                       28,145
   26,000         Sun Hung Kai Properties                 305,743
   45,000         Swire Pacific Ltd.                       66,583
    8,000         Television Broadcasta                    28,326
   33,000         Wharf Holdings                          121,535
Total Hong Kong                                         3,658,773

Shares                                               Market Value
Common Stocks - continued
Japan 79.2%
  122,000         All Nipon Airways Company          $    682,100
  115,000         Asahi Glass Co. Ltd.                    893,481
   74,000         Bank of Tokyo-Mitsubishi Ltd.         1,409,757
   42,000         Bridgestone Corp. First SEC           1,008,862
   33,000         Canon Inc. Y50                          964,880
   41,700         Chubu Electric Power Co.                708,067
   38,000         Dai Nippon Printing Co. Ltd.            812,060
   38,000         Denso Corporation                       922,223
   24,000         Fuji Photo Filma                        989,977
   69,000         Fujitsu Ltd. Y50                        863,000
  138,000         Hitachi Y50                           1,200,198
   44,000         Honda Motor Company                   1,534,332
  106,000         Industrial Bank of Japan Ltd.         1,316,988
   17,000         Ito-Yokado Co. Ltd.                     920,898
   50,900         Kansai Electric Power                   906,444
  368,000         Kawaski Steel Corporation               704,116
  167,000         Kinki Nippon Railway                    953,060
   89,000         Kirin Brewery Co. Ltd.                  732,759
    9,300         Kyocera Corp.                           607,777
   192,000        Marubeni Corporation                    636,130
    76,000        Matsushita Electric
                  Industrial, Ltd.                      1,372,318
   132,000        Mitsubishi Corporation                1,279,218
    67,000        Mitsubishi Estate Co. Ltd.              976,725
   180,000        Mitsubishi Hvy Indy Y50a                985,505
   122,000        Mitsubishi Motors Y50a                  626,522
    68,000        Mitsui Fudosan                          827,963
    70,000        NEC Corporation Y50                     852,315
   359,000        Nippon Steel Company                    790,971
       439        Nippon Telephone
                  & Telegraph                           4,036,195
   113,000        Nissan Motor Company                    673,900
    94,000        Nomura Securities Co.                 1,222,397
    23,000        Sanyo Company Ltd.                      796,322
    32,000        Seibu Railway                         1,269,609
    16,000        Seven Eleven Japan                    1,200,695
    64,000        Sharp Corporation                       583,119
    14,100        Sony Corporation                      1,331,400
    93,000        Sumitomo Bank, Ltd.                   1,401,971
    32,000        Takeda Chemical                         959,496
    78,000        Tokio Marine & Fire                     936,801
    71,100        Tokyo Electric Power                  1,366,288
   153,000        Toshiba Corp                            775,582
   102,000        Toyota Motor Corporation              3,125,983
Total Japan                                            46,158,404
The accompanying notes are an integral part of the
financial statements.
Shares            Market Value
Common Stocks - continued
Malaysia 4.0%
    32,400        Ekran Berhad                       $    42,580
    28,800        Genting Berhad                          89,735
    83,000        Golden Hope Plantations                120,856
    70,000        Hicom Holdings Berhad                   82,491
    56,000        Hong Leong Bank Berhad                  83,960
    32,000        Hume Industries                         69,103
    28,000        Jaya Tiasa Holdings Berhad              77,309
    55,000        Kuala Lumpur Kepon Berhad              135,738
    29,000        Malakoff Berhad                         83,648
   113,000        Malaysian Helicopter Service            51,941
    37,000        Malaysian International
                  Shipping                                70,769
    53,333        Malaysian Resources Corp.               46,562
    13,000        Nestle Berhad                           76,599
    16,000        New Straits Times Press                 48,372
    14,000        Oriental Holdings Berhad                57,010
    21,000        Perusahaan Otomobil
                  Nasaional                               58,629
    52,000        Petronas Gas Berhad                    154,000
    77,000        Public Bank Berhad                      66,749
    43,000        Resorts World Berhad                    94,183
    43,000        RHB Capital Berhad                      50,939
    12,400        Rothmans of Pall Mall Berhad           100,415
    58,000        Sime Darby Malay Regd                  120,776
    70,500        Telekom Malaysia                       214,226
    63,000        Tenaga Nasional Berhad                 170,058
    20,000        United Engineers                        64,167
    61,500        YTL Corp. Berhad                        77,407
Total Maylasia                                         2,308,222
Singapore 7.6%
    16,000        Cerebos Pacific Limited                 55,424
    35,000        City Developments                      226,467
     6,000        Creative Technology Limited            158,037
    11,000        Cycle & Carriage Limited                66,502
    42,000        DBS Land                               102,116
    29,000        Development Bank                       295,682
    18,000        Faser & Neave                          102,940
     5,000        Great Eastern Life Assurance            50,653
    53,000        Hotel Properties SGDI                   65,470

Shares            Market Value
Common Stocks - continued
Singapore - continued
   20,000         Inchcape Berhad                    $    69,934
   120,000        IPC Corporation                         28,627
   24,000         IPC Corporation Rights                  -
   29,000         Keppel Corporation                      115,619
   19,000         Keppel Fels Ltd.                        55,881
   33,000         Keppel Land Ltd.                        83,254
   40,000         Marco Polo Developments                 71,371
   23,000         Metro Holdings Ltd.                     64,639
   24,000         Natsteel Ltd.                           65,568
   60,000         Neptune Orient Lines Ltd.               46,666
   42,000         Overseas Chinese Bank                   290,976
   27,000         Overseas Union Bank                     119,998
   18,000         Overseas Union Enterprises         71,764
   12,000         Sembawang Corporationa                  55,685
   36,000         Shangri La Hotel Ltd.                   94,116
   72,000         Sime Singapore Ltd.                     41,411
   31,000         Singapore International
                  Airlines                                228,951
   23,000         Singapore Land Ltd.                     102,221
   15,000         Singapore Press Holdings                220,585
   42,000         Singapore Technologies                  76,038
   495,000        Singapore Telecom                       837,928
   36,000         Straits Trading Company                 63,528
   103,000        United Industrial Corp.                 71,358
   42,000         United Overseas Bank                    310,191
   15,000         Venture Manufacturing                   63,724
   32,000         Wing Tai Holdings                       66,090
Total Singapore                                      4,439,414
Thailand 0.0%
19,000            Rashid Russian                          43,667
Total Common Stocks & Rights
   (Cost $58,689,117)                                56,608,480
Money Market Fund Shares 2.6%
1,505,334         Vista U.S. Government
   Money Market Fund
   (Cost $1,505,334)                                      1,505,334
Total Investments (Cost $60,194,451)
   99.7%                                             58,113,814
Other Assets less Liabilities 0.3%                        165,007
NET ASSETS 100.0% $                                  58,278,821
The accompanying notes are an integral part of the financial statements.
a non-income producing security




Summary of Investments by Industry
                                                       % of Investments
Diversified Automotive Manufacturers                          10.30%
Banks                                                         10.00%
Telecommunications                                            9.30%
Electric Power Companies                                      5.40%
Diversified Electronics                                       4.70%
Land & Real Estate                                            4.12%
Business Machines & Office Equipment                          3.20%
Ethical Drug Manufacturers                                    3.00%
Cash                                                          2.80%
National Regional Food Store Chains                           2.80%
Radio & T.V. Broadcasts                                       2.35%
Wholesalers                                                   2.30%
Railroad Holding Companies                                    2.20%
Securities Brokerage                                          2.15%
Electronic Components                                         2.10%
Airlines                                                      1.80%
General Diversified                                           1.80%
Insurance                                                     1.75%
Industrial Machinery                                          1.70%
Photographic Equipment & Supplies                             1.70%
Rubber & Tire Manufacturers                                   1.70%
Original Parts & Accessories Manufacturers                    1.60%
Soft Drink Producers & Bottlers                               1.60%
Breweries                                                     1.50%
Glass                                                         1.50%
Systems & Subsystems                                          1.50%
Diversified Construction Companies                            1.40%
Printers                                                      1.40%
Steel Producers Integrated                                    1.40%
Department Store Chains                                       1.21%
Diversified Metal Products Manufacturers                      1.20%
Parts & Components                                            1.00%
Financial Services                                            0.70%
Leisure                                                       0.50%

Summary of Investments by Industry - continued
                                                              % of Investments
Press Print                                                   0.50%
Sea Transport                                                 0.50%
Hotel & Motel Chains                                          0.47%
Auto Equipment                                                0.40%
Multi Industry                                                0.40%
Electrical Materials                                          0.30%
Engineering                                                   0.30%
Food                                                          0.30%
Oil Production                                                0.30%
Water distribution                                            0.30%
Agricultural Products                                         0.20%
Automobile                                                    0.20%
Investment Management                                         0.20%
Natural Gas Distributors                                      0.20%
Tobacco                                                       0.20%
Building Heavy Construction                                   0.10%
Cement                                                        0.10%
Computers                                                     0.10%
Construction Materials                                        0.10%
Industrial Equipment                                          0.10%
Industrial Services                                           0.10%
Miscellaneous Recreation                                      0.10%
Non Ferrious Metals                                           0.10%
Other Financial Services                                      0.10%
Rental & Leasing                                              0.10%
Restaurant                                                    0.10%
Specialty Retailers                                           0.10%
Textiles                                                      0.10%
Tires & Rubber                                                0.10%
Transport                                                     0.10%
Shipping                                                      0.05%
Total                                                         100.00%
The accompanying notes are an integral part of the financial statements.



management discussion & analysis

North Europe Region

Performance
The ICON North Europe Region Fund (the "Fund") opened on February 18, 1997. The Fund had a total return of 10.6% from its inception to September 30, 1997 with an ending NAV of $11.06. The Morgan Stanley Capital International (MSCI) Europe Index (in U.S. dollars) appreciated 20.5% for the same period.

Markets in Northern Europe moved sideways to negative through the first few months of ICON investment. In addition to market depreciation, the Fund has not been hedged against U.S. Dollar movement and the U.S. Dollar appreciated substantially against most currencies in this region through July 1997. These combined factors had a negative effect on performance of the ICON North Europe Region Fund in the first few months. The news does improve as local market performance changed course after mid-April and the Fund participated. In addition, many European currencies followed the lead of the Deutsche Mark and gained steadily against the U.S.
Dollar after the beginning of August.

The Fund is invested according to relative valuation ratios of the countries that comprise the region. Initially, the Fund invested in Germany, Denmark, Belgium and Norway. Germany and Denmark have remained the largest holdings since inception and have added significantly to performance. The MSCI German index in US Dollars has appreciated 20.93% from February 19, 1997 through September 30, 1997. The MSCI Denmark index in U.S. Dollars has appreciated 18.47% over the same period. Norway added slightly to performance before it began to look overvalued; it was sold for a position in Great Britain. These are the current Fund holdings as Germany, Denmark, Belgium and Great Britain are still the most undervalued markets in North Europe.

Country Highlights
There has been a common thread relating the returns of the North European markets. This thread is the European Monetary Union (EMU). Next year, all countries that would like to participate in the first round of countries adopting the single currency must fulfill the EMU criteria. These criteria all involve the stability and health of the local economies. All country economies must converge on interest rate, inflation rate, government debt, public debt, and exchange rate levels. German economic health has historically been the most stable in the region because the Bundesbank, the German central bank, is committed to maintaining low inflation levels. The EMU criteria then defaults to the idea that all countries must converge to German standards.

Germany is one of the largest holdings in the Fund, comprising almost 36.6% of equity holdings. German returns fell through August, along with many world markets. The Fund saw rallies begin in September and, according to valuations, there is no reason for these to halt. Here, as well as in Denmark, interest rates are the lowest seen since 1994. There are some noticeable differences when comparing these two time periods. German Gross Domestic Product (GDP) growth in 1994 was steadily increasing; in 1997 German GDP growth was lower in the second quarter than it was in the first quarter. The German unemployment rate has been steadily increasing since 1994 until, at this point, German unemployment is the highest it has been since WWII. Obviously the German economy in 1994 was much healthier than the German economy is in 1997; and so, although interest rates rose steadily from this point in 1994, there is no reason for them to follow the same pattern in 1997.

Denmark is the second country that has a large position in this Fund. Denmark is a small percentage of the MSCI Europe index; however, our weighting is large because the valuations for Denmark are some of the best that we see in Europe at this time. This country continues to be attractive for reasons that differ from Germany. Danish 1998 consensus earnings estimates have experienced upward revisions of around 19% since May of this year. Analysts are currently predicting an average earnings increase of 43% for 1997 over 1996 earnings and expect this to continue with an earnings increase of 13% for 1998 over 1997 earnings. Although Danish prices have shown a significant increase since Fund inception, earnings have been an upwardly moving target. Interest rates are low, there has not been a surge of inflation fear, and further, Denmark is under the interest rate constraints of EMU criteria. Prices have been unable to reach fair value because fair value is not a static measure; rising earnings estimates and low interest rates allow valuations to continually increase.

Belgium and United Kingdom are currently the smallest holdings in the ICON North Europe Region Fund. Although their valuations are promising, they do not show quite the potential of Germany or Denmark. Both have added positively to performance this year. Their economies are healthy, with Great Britain expecting a 3.5% increase in real GDP this year and Belgium's budget deficit expected to be 2.8% this year (falling within the EMU criteria).

The Current Outlook
The ICON North Europe Region Fund has performed well this year as there have been significant price increases in the region. However, prices have yet to approach fair value. Fundamentals continue to improve across Europe as the export-driven recoveries begin to flow through economies to ignite domestic demand. The Fund Advisor sees economic strengths; however, weaknesses exist that provide an environment still in need of stimulation. Although, it must be remembered that there also exists an environment where the growing export-economy can boost the domestic economy. It seems that the European governments are attempting to create healthy economies that will fulfill the EMU criteria for participation. Your Fund Advisor sees low interest rate environments for monetary convergence with tight fiscal policy for budget deficit fulfillment.

Interest rates should not need to increase any further. The Bundesbank took what can be called a preemptive strike against inflation and raised the interest rate recently in response to rising factory orders among other things. France followed suit and interest rates in the remainder of Europe edged up as well. Your Fund Advisor questions the continuance of these increases because of factors that show continued economic weakness, high unemployment and slowing GDP growth. Privatization and restructuring continue as many of these countries attempt to fulfill the EMU criteria in time to participate in the upcoming single currency.

The desire to fulfill EMU criteria allows for bright prospects for the different economies in this region. Budget and public deficits must be low, exchange rates must be stable within a range, and inflation and interest rates need to converge. These demands make for healthier economies in the region. Again, prospects are bright and fundamentals continue to improve as prices to attempt to reach a continually improving value target.


Portfolio Profile                                    September 30, 1997
Equities                                             98.0%
Top 10 Equities (% of Net Assets)                    31.9%
Number of Stocks                                     118
Cash & Cash Equivalents                              2.5%

Top 10 Equity Holdings                               September 30, 1997
D/S Svenborg                                         5.2%
Den Danske Bank                                      5.2%
Novo Nordisk                                         4.7%
Allianz AG                                           2.9%
Danisco                                              2.7%
Carlsberg                                            2.3%
Sophus Berendsen                                     2.3%
Deutsche Bank AG                                     2.3%
Hoschst AG                                           2.2%
Siemens AG                                           2.1%

Top Countries                                        September 30, 1997
Denmark                                              40.0%
Germany                                              36.6%
Belgium                                              13.9%
United Kingdom                                       7.5%



Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.


[GRAPHIC OMITTED]










Schedule of Investments
September 30, 1997


Shares            Market Value
Common Stocks 98.0%
Belgium 13.9%
   1,315          Banque Bruxelles Lambert           $    338,818
   1,105          Barco (Belgium American
                  Radio Corp.)                            231,648
   ,318           Bekaert NV                              226,432
   2,680          Ciementeries CBR NPV                    234,584
   2,011          CMB Cie Maritime Belge                  153,126
   6,152          Delhaize-Le Lion                        303,852
   4,901          Electrabel SA                         1,027,428
   3,696          Fortis AG                               740,335
   4,562          Gevaert SA                              197,782
   1,246          Glaverbel SA                            202,743
   1,902          Groupe Bruxelles Lambert                301,656
   1,139          Kredietbank NPV                         469,582
   2,172          Petrofina SA                            850,765
   1,103          Royale Belge                            287,220
   9,710          Solvay Et Cie NPV                       586,159
   1,470          Tractbel Inv Intl NPV                   597,977
   2,596          Union Miniere NPV                       212,629
Total Belgium     6,962,736
Denmark 40.0%
   5,820          Bang & Olufsen Holdings                 346,183
   11,597         Bikuben Girobank                        663,940
   20,947         Carlsberg                             1,146,283
   21,452         Cheminova                               570,563
   3,746          Codan Forsikring                        515,266
   2,410          D/S Norden                              344,041
   36             D/S Svenborg                          2,596,370
   23,194         Danisco                               1,320,981
   23,913         Den Danske                            2,606,519
   3,726          Det Danske Traelastkompagni             335,213
   13,866         Fin Industri Handvaerk                  360,837
   17,319         Finansieringsselsk Gefion               373,433
   28,087         FLS Industries                          835,329
   12,711         ISS International Service
                  System                                  417,729
   4,448          Jyske Bank                              417,365
   10,729         Korn OG Foderstofkomp                   335,043
   6,278          Lauritzen Holdings                      644,158
   20,791         Novo Nordisk                          2,324,960
   9,650          Potagua                                 308,523
   8,468          Radiometer                              395,370
   7,219          Sophus Berendsen                      1,157,053
   7,379          Sydbank                                 341,255
   2,715          Tele Danmark                            669,332
   2,122          Topdanmark                              312,394
   10,660         Tryg Baltica Forsikring                 608,710
Total Denmark     19,946,850
Germany 36.6%
   1,512          Adidas AG                               196,813
   5,970          Allianz AG                            1,440,963
   352            Allianz Lebenscersicherungs             290,977
   2,810          Altana AG                               206,830
   18,783         BASF AG                                 678,498
   20,415         Bayer AG                                813,161

Shares            Market Value
Common Stocks - continued
Germany - continued
   8,728          Bayerische Hypoth-und
                  Wechsel Bank                       $    373,100
   446            Bayerische Motoren Werke AG             379,918
   7,371          Bayerische Vereinsbank AG               429,025
   3,101          Beiersdorf AG                           141,339
   13,511         Commerzbank AG                          487,293
   12,087         Daimler Benz AG                         997,790
   4,215          Degussa AG                              231,251
   6,511          Deutsche Bank AG                      1,162,939
   50,677         Deutsche Telecom                        981,296
   15,084         Dresdner Bank AG                        693,483
   1,940          Heidelberger Zement AG                  154,876
   9,252          Henkel KGAA                             459,408
   3,979          Hochtief AG                             181,807
   24,439         Hoschst AG                            1,084,832
   503            Karstadt AG                             174,294
   236            Linde AG                                164,621
   10,809         Lufthansa                               212,669
   525            MAN AG                                  165,777
   1,173          Mannesmann AG                           559,208
   5,757          Metro AG                                264,676
   2,400          Muenchener Reuckver AG                  808,521
   609            Pruessag AG                             170,681
   12,107         RWE AG                                  586,435
   1,504          SAP AG                                  387,030
   2,363          Schering AG                             248,115
   15,727         Siemens AG                            1,062,751
   824            Thyssen AG                              192,215
   15,893         Veba AG                                 929,093
   805            VEW AG                                  264,355
   589            Viag AG                                 263,721
   618            Volkswagen AG                           429,335
Total Germany                                          18,269,096
United Kingdom 7.5%
   5,192          Barclays PLC                            140,443
   4,149          Bass PLC                                 56,031
   13,117         BAT Industries                          115,057
   19,289         BG PLC                                   83,975
   43,967         Boots Co. PLC                           623,948
   1,886          British Aerospace PLC                    50,681
   4,099          British Airways PLC                      44,927
   13,248         British Petroleum PLC                   200,205
   7,589          British Sky Broadcasting PLC             57,251
   19,284         British Telecommunications PLC          127,565
   18,795         BTR PLC                                  76,359
   7,145          Cable Wireless PLC                       60,884
   5,300          Cadbury Schweppes PLC                    51,156
   4,647          Commercial Union                         60,392
   8,018          Glaxo Holdings PLC                      180,620
   4,182          Granada Group                            59,179
   5,230          Great Universal Stores                   58,337
   5,888          Guiness PLC                              55,595
   3,708          Land Securities                          58,731
   12,568         Lloyds TSB Group                        169,423
The accompanying notes are an integral part of the
financial statements.
Shares            Market Value
Common Stocks - continued
United Kingdom - continued
   8,413          Marks & Spencer PLC                $    86,095
   5,645          National Power                          51,932
   5,922          National Westminster Bank PLC           89,589
   7,843          Prudential Corp.                        87,483
   4,628          Reed International PLC                  39,249
   8,520          Rueters Holdings                       101,160
   3,706          Rio Tinto PLC                           59,298
   6,895          Sainsbury (J) PLC                       51,737
   6,287          Scottish Power PLC                      48,698
   23,854         Shell Transport & Trading Co.          174,751
   2,414          Siebe                                   48,686
   15,874         Smithkline Beecham PLC                 154,242
   7,024          Tesco                                   53,386
   4,279          Thorn EMI                               42,096
   2,318          Unilever                                67,906
   3,814          United Utilities                        47,225
   5,829          Wolseley PLC                            48,352
   14,409         Yele Catto & Co.                        79,489
   2,642          Zeneca Group PLC                        86,276
Total United Kingdom                                   3,748,409
Total Common Stock
   (Cost $45,052,979)                                 48,927,091
Money Market Fund Shares 2.2%
1,117,387         Vista U.S. Government
   Money Market Fund
   (Cost $1,117,387)                                   1,117,387
Total Investments
   (Cost $46,170,366)
   100.2%                                             50,044,478
Liabilities less other Assets (0.2%)                     (97,813)
NET ASSETS 100.0% $                                    49,946,665

Summary of Investments by Industry
                                   % of Investments
Commercial Banks, Bank
Holding Companies                                    16.70%
Insurance Companies                                  8.80%
Shipping                                             7.50%
Diverisified Chemicals Manufacturers                 6.60%
Ethical Drug Manufacturers                           6.20%
Electric Power & Gas Companies                       5.20%
Service Organizations                                5.00%
General Diversified                                  3.80%
Diversified Automotive Manufacturers                 3.70%
Telecommunications                                   3.70%
Diversified Food                                     3.50%
Other Financial Services                             3.30%
Brewers                                              2.40%
Diversified Electronics                              2.20%
Crude Oil & Natural Gas Producers                    1.70%
Cash                                                 1.60%
Diversified Contruction Cos.                         1.30%
Drug Store Chains                                    1.30%
Department Store Chains                              1.10%
Diversified Machinery                                1.10%
Miscellaneous Chemicals                              1.10%
Diversified Metal Producers                          1.00%
Chemcials                                            0.90%
Medical, Surgical & Dental Suppliers                 0.80%
Radio & T.V. Broadcasts                              0.80%
Systems & Subsystems                                 0.80%
Wholesalers                                          0.80%
Investment Companies                                 0.70%
Food                                                 0.60%
Airlines                                             0.50%
Building Production                                  0.50%
Miscellaneous Electronics                            0.50%
Wire, Chain & Spring                                 0.50%
Athletic Footwear                                    0.40%
Glass                                                0.40%
Holding Companies                                    0.40%
Oil Refiners & Distributors                          0.40%
Cosmetics & Toiletries                               0.30%
Diversified Drugs, Cosmetics,
& Healthcare                                         0.30%
Industrial Machinery                                 0.30%
National Regional Food Store Chains                  0.20%
Natural Gas Distributors                             0.20%
Automatic Controls                                   0.10%
Distillers                                           0.10%
Land & Real Estate                                   0.10%
Military & Commercial Aircraft
Manufacturers                                        0.10%
Miscellaneous Printing & Publishing                  0.10%
Miscellaneous Recreation                             0.10%
Miscellaneous Retailers                              0.10%
Soft Drink Producers & Bottlers                      0.10%
Water Companies                                      0.10%
Total                                                100.00%
The accompanying notes are an integral part of the financial statements.

























management discussion & analysis

South Europe Region

Performance
The ICON South Europe Region Fund (the "Fund") opened on February 20, 1997. The Fund had a total return of 19.0% from its inception to September 30, 1997 with an ending NAV of $11.90. The Morgan Stanley Capital International (MSCI) Europe Index (in U.S. dollars) appreciated 20.5% over the same period.

Performance was sluggish in the initial months. The largest country holdings in this fund--Italy and Switzerland--exhibited unspectacular performance, and their currencies depreciated against the U.S. Dollar. The ICON South Europe Region Fund has not been hedged against U.S. Dollar movement. In a period where a foreign currency exposure loses value against the U.S. Dollar, the ICON South Europe Region Fund will also lose value commensurate with the Fund's holding of that currency. The month of May proved to be the beginning of a rally for both countries as market performance began to improve. Through August and September, U.S. Dollar weakness also contributed to Fund appreciation.

Initially, the Fund was invested in the markets of Italy, Switzerland, France and Austria. As the French market appreciated approximately 7.17% according to the MSCI France index in U.S. Dollars through June 30, 1997, it was sold. Valuations began to show that all of the other holdings were better bargains; thus, they were increased at the expense of the French position. For the remainder of the period, the same French index underperformed the other positions in the Fund.

Country Highlights
As previously shown, the Italian market has been the Fund's best performer for the three months ended September 30, 1997. This market has not seen double-digit growth since 1993, and valuations show that the current rally has not yet led to overvaluation. The Fund has seen broad optimism in Italy this year because it is the country farthest away from fulfilling the European Monetary Union (EMU) criteria, and the Italian government determination to join in the first round forces economic austerity. Economic theory states that a government must follow through with stated economic policy to maintain government credibility. The EMU criteria forces economic discipline on the Italian economy if the public believes the government's commitment to join in the first round. Joining the EMU lends credibility to Italy's efforts to strengthen its fiscal condition.

The Austrian market has not seen an exceptional year since 1993 (as with Italy) and the valuations indicate extremely undervalued securities. Consensus earnings estimates for this market have increased 14.32% through September 1997, while the market has appreciated 6.73% over the same period. Further, the EMU is also having a positive effect on the Austrian market. However, the reasons differ as the Austrian economy is expected to easily fulfill the first round criteria. The Austrian economy is well integrated with the German economy but less so with the remainder of Western Europe. The EMU benefits Austria in that it provides a means by which the Austrian economy can become further integrated with the countries of Western Europe. Austria also will gain financial support from this union as it continues to aid in the growth of Eastern Europe.

The news in Switzerland is altogether different. Here, EMU is only an issue insofar as it affects the economies with which Switzerland trades. The Swiss are neutral; they will not join the EMU. Through 1995 and 1996, the Swiss market performed exceptionally well, exhibiting over 20% growth in both years. However, this market is still undervalued as consensus estimates for earnings and growth rates continue to increase. Many of the larger stocks in Switzerland are large drug companies. This sectoris one of the Fund Advisor's favored sectors in the U.S. market at the moment, and as such, supports the Fund's positive value ratings for the Swiss market as a whole.

The Current Outlook
The ICON South Europe Region Fund has been an exceptional performer this year and valuations continue to show that this should continue. Consensus earnings estimates in Italy, Austria and Switzerland have been steadily increasing. Company fundamentals are improving, and interest rates remain low throughout Europe. Switzerland is recovering from a six-year recession, and Gross Domestic Product (GDP) is expected to grow in 1997 and 1998. Austrian inflation is expected to remain under 2% for the next two years. Italian GDP is also improving and Italian interest rates have been converging with low German rates.

Strict fiscal measures in Italy will dampen hopes for an improved employment climate. Unemployment is currently 12.4%. However, this could suggest that monetary policy will remain relatively loose in the form of lower interest rates. Low interest rates motivate capital expenditure and investment which then holds promise for greater company value. Consensus earnings estimates are increasing as are estimates of long term growth rates. Therefore, as much as the Italian market has appreciated this year, the reason to maintain the Fund's investment in Italy remains. Valuations still show the market to be a bargain. The same is true for Switzerland and Austria.

Portfolio Profile                                    September 30, 1997
Equities                                             99.1%
Top 10 Equities (% of Net Assets)                    46.5%
Number of Stocks                                     74
Cash & Cash Equivalents                              1.3%

Top 10 Equity Holdings                               September 30, 1997
Ente Nazionale Idrocarburi                           7.6%
Novartis                                             7.4%
Roche Holdings AG                                    5.8%
Telecom Italia SPA                                   5.7%
Assicurasioni Generali                               5.0%
TIM Telecom Italia Mobile                            4.6%
Nestle SA                                            3.7%
Fiat SPA                                             2.6%
Banco Ambrosiano Veneto SPA                          2.1%
Zurich Versicherungs                                 2.0%

Top Countries                                        September 30, 1997
Italy                                                54.7%
Switzerland                                          33.1%
Austria                                              11.3%



Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.


[GRAPHIC OMITTED]



Schedule of Investments
September 30, 1997


Shares            Market Value
Common Stocks 99.1%
Austria 11.3%
   568            Austria Micro Systeme              $    40,076
   3,710          Austrian Airlines                       95,215
   4,046          Bank Austria AG                         196,934
   564            Bau Holdings AG                         36,890
   698            Boehler-Uddeholm                        58,683
   826            Brau Union Goess Reininghaus            49,335
   349            BWT AG                                  61,350
   3,595          Creditanstalt                           187,419
   1,671          Die Erste Oesterreichiesche             90,207
   612            EA Generali AG                          166,027
   1,027          EVN Energie Versorgung                  125,672
   1,315          Flughafen Wien AG                       54,384
   3,066          Girocredit Bank AG                      75,234
   565            Lenzing AG                              33,410
   897            Mayr Meknholf Karton AG                 53,547
   570            Oesterreichische Brau                   31,183
   1,302          Oesterreichische Elektriz               92,232
   1,399          OMV AG                                  208,786
   829            Radex Heraklith                         34,415
   95             Schindler Holding AG                    118,401
   1,806          Steyr Daimler Puch                      56,375
   761            VA Technologie AG                       163,224
   1,279          Versicherungsanstalt Der                35,397
   1,889          Voest Alpine Stahl AG                   91,489
   776            Wienerberger Baustoffindustrie          161,884
   595            Wolford AG                              53,707
Total Austria     2,371,476
Italy 54.7%
   30,698         Alleanza Assicurazioni                  296,191
   47,086         Assicurasioni Generali                  1,064,152
   95,076         Banca Commerciale Italiana         273,275
   63,027         Banco Ambrosiano Veneto SPA        443,214
   26,704         Banco Popolare Di Milano                156,295
   13,098         Bennetton Group SPA                     218,989
   148,939        Credito Italiano                        403,063
   44,827         Edison SPA                              241,325
   255,389        Ente Nazionale Idrocarburi              1,608,714
   155,687        Fiat SPA                                555,747
   592,486        Gemina SPA                              217,678
   227,263        Holding Di Particpazioni                124,980
   195,669        Instituto Nazionale Delle
                  Assicurasionis                          312,385
   40,669         Instituto Bancario San
                  Paolo D'Torino                          322,401
   34,371         Instituto Mobiliare Italiano SPA   368,876
   64,078         Italgas Societa                         226,324
   65,807         Mediaset SPA                            339,398
   25,483         Mediobanca-Banca Di Credito             199,357
   37,718         Mondadori Editore SPA                   231,960
   271,267        Montedison SPA                          198,068
   277,687        Olivetti SPA                            152,871
   130,191        Parmalat Finanziaria SPA                223,316
   64,664         Pirelli SPA                             189,610

Shares            Market Value
Common Stocks - continued
Italy - continued
   33,344         Rinascente LA SPA                  $    255,831
   20,400         Riunione Adriartica Di
                  Sicurta SPA                             181,935
   24,496         Saipem SPA                              147,630
   25,256         Sirti SPA                               158,431
   121,515        Telecom Italia Mobile                   253,501
   181,916        Telecom Italia SPA                      1,212,317
242,267           TIM Telecom Italia Mobile               961,683
Total Italy       11,539,517
Switzerland 33.1%
   318            Adecco SA                               128,096
   240            Alusuisse-Lonza                         235,493
   2,545          Credit Suisse Group                     344,352
   765            Danzas Holding AG                       163,559
   177            Grands Magasins Jelmoli SA              142,597
   240            Holderbank Glarus                       228,056
   565            Nestle SA                               788,206
   1,014          Novartis                                1,557,022
   138            Roche Holdings AG                       1,225,804
   151            Sairgroup                               202,232
   223            Sche Ruckversicherunds                  334,898
   1,206          Schweiserischer Bankverein              326,357
   991            SMH Neuenburg                           136,647
   55             Soceite Generale Surveillance      96,384
   223            Sulzer Gebuder AG                       169,830
   301            Union Bank of Switzerland               352,138
   641            Valora Holdings AG                      136,607
   945            Zurich Versicherungs                    411,897
Total Switzerland 6,980,175
Total Common Stocks
   (Cost $17,618,159)                                     20,891,168
Money Market Fund Shares 0.6%
125,118           Vista U.S. Government
   Money Market Fund
   (Cost $125,118)                                        125,118
Total Investments 99.7%
   (Cost $17,743,277) 21,016,286 Other Assets less liabilities 0.3% 71,461 NET ASSETS 100% $ 21,087,747 The accompanying notes are an integral part of the financial statements.

Summary of Investments by Industry
                                                              % of Investments
Bank Holding Companies                                        15.80%
Insurance Companies                                           13.40%
Telecommunications                                            11.50%
Miscellaneous Oil Gas & Coal                                  7.60%
Medical                                                       7.40%
Ethical Drug Manufacturers                                    5.80%
Diversified Food                                              3.70%
Diversified Automotive Manufacturers                          2.90%
Electronic Power & Gas Companies                              2.10%
Land & Real Estate                                            1.70%
Broadcasting                                                  1.60%
Other Financial Services                                      1.60%
Airlines                                                      1.50%
Engineering & Contract Services                               1.50%
Miscellaneous Companies                                       1.40%
Construction Materials                                        1.20%
Miscellaneous Retailers                                       1.20%
Aluminum Producers                                            1.10%
Cement Producers                                              1.10%
Dairy Products                                                1.10%
Natural Gas Holding Companies                                 1.10%
Newspaper Publishers                                          1.10%
Apparel Manufacturers                                         1.00%
Oil Refiners & Distributors                                   1.00%
Cash                                                          0.90%
General Diversified                                           0.90%
Power Transmission Equipment                                  0.90%
Diversified Machinery                                         0.80%
Other Transportation                                          0.80%
Department Store Chains                                       0.70%
Diversified Electonics                                        0.70%
Steelmetal                                                    0.70%
Human Resources                                               0.60%
Industrial Machinery                                          0.60%
Restaurants                                                   0.60%
Commercial Services                                           0.50%
Brewers                                                       0.30%
Miscellaneous Machinery & Equipment                           0.30%
Packaging Products                                            0.30%
Service Organizations                                         0.30%
Textiles                                                      0.30%
Electronic Materials                                          0.20%
Synthetic Fibers                                              0.20%
Total                                                         100.00%
The accompanying notes are an integral part of the financial statements.

[GRAPHIC OMITTED]




ICON FUNDS

statements of assets and liabilities

                                       ICON Basic       ICON Consumer    ICON Financial    ICON Healthcare
                                      Materials Fund    Cyclicals Fund   Services Fund     Fund
Assets
Investments at cost                 $  47,244,625    $  19,101,008     $  30,573,421    $   67,360,973
Investments at value                   50,308,146       20,942,958        32,243,639    76,095,583
Foreign Currencies (Cost $80,649;
$102,967; $132,271, respectively)       -                -                 -                -
Cash                                    -                -                 -            1,317,025
Receivables:
   Fund shares sold                    54,048           22,968            37,039            68,180
   Interest                            12,539           4,271             2,994             1,110
   Dividends                           1,600            8,484             43,339            24,005
   Deferred organizational expenses    17,598           17,598            17,597            16,740
   Total Assets                        50,393,931       20,996,279        32,344,608        77,522,643
Liabilities:
Payables:
   Due to Custodian bank               12,373            8,528             13,782            -
   Investments purchased                -                -                 -                -
   Fund shares redeemed                 7,090            47                1,670             3,785
   Advisor & administrator for
organizational expenses                 18,415           18,415            18,415            18,910
   Advisory fee                         37,583           16,982            26,033            62,501
   Fund accounting, custodial and
transfer agent fees                     2,529            1,484             2,564             7,412
   Administration fee                   1,831            829               1,302             3,048
   Accrued Expenses                     63,453          34,190            43,797             120,141
   Total Liabilities                    143,274         80,475            107,563            215,797
Net Assets                          $   50,250,657   $  20,915,804     $  32,237,045    $    77,306,846
   Shares Outstanding (unlimited
shares authorized, no par value)        4,609,245        1,908,706         3,068,595         6,564,580
Net Asset Value (Offering price
and redemption price per share)        $10.90           $10.96            $10.51            $11.78
The accompanying notes are an integral part of the financial statements

   ICON Leisure ICON Technology ICON Telecomm &  ICON Transpor- ICON Short-Term   ICON Asia     ICON N. Europe  ICON S. Europe
   Fund         Fund            Utilities Fund   tation Fund    Fixed Income Fund Region Fund   Region Fund     Region Fund

$  60,929,769   $  34,937,661   $   19,333,241   $  18,833,113  $  80,680,752     $  60,194,451 $  46,170,366   $    17,743,277
      66,615,557                41,917,883          20,421,498     22,556,048        80,839,914    58,113,814        50,044,478
21,016,286

    -           -               -                 -              -                74,813           100,786           130,550
    -           -               -                 -              -                130,133          36,515            22,556

    77,548          39,620           22,788          22,504         112,429          48,282        32,652            12,205
    3,829           680              2,518           733            828,829          -             -                 -
    70,776          6,536            37,368          15,225         -                142,892       75,704            28,246
    17,598          16,740           17,598          17,598         16,740           16,740        16,740            16,740
   66,785,308       41,981,459       20,501,770      22,612,108     81,797,912       58,526,674    50,306,875        21,226,583


    30,157          13,971           8,348           8,069          45,392            -            148,999            -
    -            -               -               -                                -             -               45,854
    3,351           2,111            461             1,346          -                31,555        30,218            12,047

    18,415          18,960           18,415          18,415         19,060           18,899        18,970            18,950
    53,219          34,486           16,363          17,935         45,764           47,321        39,434            16,555

    4,151           5,320            1,489           1,942          11,319           69,337        56,721            22,415
    2,600           1,680            800             875            3,434            2,230         1,920             809
   65,084           56,410          33,802          32,221          291,011          78,511        63,948            22,206
      176,977       132,938         79,678          80,803          415,980          247,853       360,210           138,836
$   66,608,331  $   41,848,521  $   20,422,092   $  22,531,305  $   81,381,932    $  58,278,821 $  49,946,665   $    21,087,747

    5,869,165       3,228,855        1,922,146      1,817,747       8,116,923        5,863,516     4,516,663         1,771,750

   $11.35          $12.96           $10.63          $12.40         $10.03            $9.94         $11.06            $11.90




An Explanation of the Statement of Assets and Liabilities
This statement lists the assets and liabilities of the Funds as of the last day of the fiscal period.

The assets may consist of the market value of the securities held in the Fund on that day, cash, any receivable (dividends declared not paid, interest due to the Fund but not paid, securities sold but not settled, and Fund shares purchased by investors but not settled). The liabilities may consist of payables for expenses incurred but not yet paid, Fund shares redeemed but not settled, securities for the portfolio bought but not settled.

The last line is the Net Asset Value (NAV) Per Share as of the last day of the fiscal period. The NAV is calculated by dividing the Fund's net assets (assets, at that day's market value, minus liabilities) by the number of Fund shares outstanding.






























statements of operations

For the fiscal period ended September 30, 1997
1

                                                ICON Basic     ICON Consumer  ICON Financial    ICON Healthcare
                                               Materials FundaCyclicals Fundb Services Fundc    Fundd
Investment Income:
   Interest                                      $  54,847      $  22,765         $  30,624     $  76,008
   Dividends                                        166,324        33,258            103,067       155,767
   Foreign taxes withheld
                                                    221,171        56,023            133,691       231,775
Expenses:
   Advisory fees                                    182,197        45,054            72,579        351,884
   Fund accounting, custodial and
transfer agent fees                                 23,231         5,744             9,254         44,866
   Administration fees                              9,062          2,233             3,600         17,517
   Audit fees                                       9,236          4,080             6,117         12,143
   Registration fees                                29,742         20,409            24,314        36,261
   Legal fees                                       2,323          1,026             1,539         3,055
   Insurance expense                                2,012          889               1,333         2,646
   Amortization of deferred
organizational expenses                             817            817               817           2,169
   Trustees fees & expenses                         730            322               483           960
   Shareholder reports                              4,935          4,935             4,935         7,015
   Other expenses                                   718            -                 -             35,596
Total Expenses                                      265,003        85,509            124,971       514,112
Net Investment income/(loss)                        (43,832)       (29,486)          8,720         (282,337)
Net Realized and Unrealized Gain/(Loss)
on investments:
Net realized gain/(loss) from
investment transactions                             953,349         -                 -            3,110,315
Net realized gain/(loss) from foreign
currency transactions                                -              -                 -             -
Unrealized gain/(loss) from foreign
currency translations                                -              -                 -             -
Change in net unrealized appreciation or
depreciation of investments                         3,063,521      1,841,950         1,670,218     8,734,610
Net Realized and Unrealized Gain/(loss)
on investments:                                     4,016,870      1,841,950         1,670,218     11,844,925
Net increase(decrease) in net assets
resulting from operations                        $  3,973,038   $  1,812,464      $  1,678,938  $  11,562,588





ICON Leisure ICON Technology ICON Telecomm &  ICON Transpor- ICON Short-Term       ICON Asia     ICON N. Europe   ICON S. Europe
Funde            Fundf        Utilities Fundg  tation Fundh   Fixed Income Fundi   Region Fundj  Region Fundk    Region Fundl

$  51,714       $  77,054       $   18,295       $  27,506      $  4,739,455      $  12,084     $  15,858 $        5,953
   146,991         29,726           136,223         91,749          -                423,694       734,462         363,734
                                                                                     (54,692)      (86,721)        (45,238)
   198,705         106,780          154,518         119,255        4,739,455         381,086       663,599         324,449

   176,283         180,491          43,602          76,320         533,769           265,135       220,106         89,704

   22,463          23,013           5,559           9,731          104,700           74,238        61,630          25,117
   8,749           8,980            2,162           3,816          40,973            13,190        10,953          4,466
   9,327           6,109            3,947           3,994          26,456            9,275         7,432           3,090
   34,163          24,968           20,416          20,158         43,813            35,253        29,204          19,758
   2,346           1,537            993             1,005          6,655             2,333         1,870           777
   2,032           1,331            860             870            5,764             2,021         1,619           673

   817             2,220            817             817            2,321             2,159         2,230           2,210
   737             483              312             316            2,091             733           587             244
   4,935           7,015            4,935           4,935          9,437             4,983         4,983           4,983
   -            9,445               -               -              131,202           32,032        26,441          868
      261,852      265,592          83,603          121,962        907,181           441,352       367,055         151,890
   (63,147)        (158,812)        70,915          (2,707)        3,832,274         (60,266)      296,544         172,559



   174,394         2,302,870        43,406          475,866        348,599           3,905         139,116         (2,426)

    -               -                -               -              -                5,182         (105,148)       5,843

    -               -                -               -              -                (7,702)       (3,161)         (1,965)

   5,685,788       6,980,222        1,088,257       3,722,935      159,162           (2,080,637)          3,874,112        3,273,009

   5,860,182       9,283,092        1,131,663       4,198,801      507,761           (2,079,252)          3,904,919        3,274,461

$  5,797,035    $  9,124,280    $   1,202,578    $  4,196,094   $  4,340,035      $  (2,139,518)   $      4,201,463       $3,447,020




The accompanying notes are an integral part of the financial statements a For the period May 5, 1997 (commencement of operations) to September 30, 1997 b For the period July 9, 1997 (commencement of operations) to September 30, 1997 c For the period July 1, 1997 (commencement of operations) to September 30, 1997 d For the period February 24, 1997 (commencement of operations) to September 30, 1997 e For the period May 9, 1997 (commencement of operations) to September 30, 1997 f For the period February 19, 1997 (commencement of operations) to September 30, 1997 g For the period July 9, 1997 (commencement of operations) to September 30, 1997 h For the period May 9, 1997 (commencement of operations) to September 30, 1997 i For the period February 7, 1997 (commencement of operations) to September 30, 1997 j For the period February 25, 1997 (commencement of operations) to September 30, 1997 k For the period February 18, 1997 (commencement of operations) to September 30, 1997 l For the period February 20, 1997 (commencement of operations) to September 30, 1997



An Explanation of the Statements of Operations

This financial statement provides details of the Fund's income, expenses, gains and losses on securities and currency transactions (if any) and the change in appreciation or depreciation of portfolio holdings.

The first section, "Investment Income", reports the dividends earned from stocks and interest earned from interest-bearing securities held by the Fund.

The next section reports the expenses incurred by the Funds, including advisory fees, transfer agent fees, custodial fees, fund accounting fees, legal fees, audit fees, administration fees, trustee fees and expenses, printing and postage for mailing statements, financial reports, and prospectuses to shareholders.

The last section lists the increase and decrease in the market value of securities held in the Fund's portfolios. A realized gain (or loss) occurs when a Fund sells a security held in the portfolio. Unrealized gain (or loss) represents represents the change in the market value of the securities held in the portfolio, either appreciation or depreciation. The net result of all these sections is the net increase (decrease) in net assets resulting from operations. statements of changes in net assets

For the fiscal period ended September 30, 1997

                                                 ICON Basic     ICON Consumer     ICON Financial ICON Healthcare
                                                 Materials Funda   Cyclicals Fundb   Services Fundc Fundd
Operations:
Net investment income/(loss)                     $  (43,832)    $  (29,486)       $  8,720      $  (282,337)
Net realized gain/(loss) from
investment transactions                              953,349        -                 -             3,110,315
Net realized gain/(loss) from
foreign currency transactions                        -              -                 -             -
Unrealized gain/(loss) from foreign
currency translations                                    -              -                 -             -
Change in unrealized net appreciation/
(depreciation) of investments                        3,063,521      1,841,950         1,670,218     8,734,610
Net increase/(decrease) in net assets
resulting from operations                            3,973,038      1,812,464         1,678,938     11,562,588
Dividends and Distributions to Shareholders from:
Net investment income                                   -              -                 -             -
Net decrease from dividends and distributions           -              -                 -             -
Fund Share Transactions:
Shares sold                                          53,268,925     19,949,294        31,979,831    83,783,679
Reinvested dividends and distributions               -              -                 -             -
Shares repurchased                                   (6,991,306)    (845,954)         (1,421,724)   (18,039,421)
Net increase from fund share transactions            46,277,619     19,103,340        30,558,107    65,744,258
Total Net increase in Net Assets                    50,250,657     20,915,804         32,237,045    77,306,846
Net Assets:
Beginning of Period                                     -              -                 -             -
End of Period                                    $  50,250,657  $  20,915,804     $  32,237,045 $  77,306,846
Net Assets consist of:
Paid in capital                                  $  46,277,619  $  19,073,854     $  30,558,107 $  65,744,258
Accumulated undistributed net
investment income/(loss)                             0              0                8,720          0
Accumulated undistributed net realized
gain/(loss) from investments                         909,517        -                 -             2,827,978
Accumulated net realized gain/(loss)
from foreign currency transactions                   -              -                 -             -
Unrealized gain/(loss) from foreign
currency translations                                -              -                 -             -
Unrealized appreciation/(depreciation)
of investments                                       3,063,521      1,841,950         1,670,218     8,734,610
Net Assets                                       $   50,250,657 $   20,915,804    $  32,237,045 $   77,306,846
Transactions in Fund Shares:
Shares sold                                          5,335,071      1,988,381         3,207,358     8,224,065
Reinvested dividends and distributions               -              -                 -             -
Shares repurchased                                   (725,826)      (79,675)          (138,763)     (1,659,485)
Net increase/(decrease)                              4,609,245      1,908,706         3,068,595     6,564,580
Shares outstanding beginning of period               -              -                 -             -
Shares outstanding end of period                     4,609,245      1,908,706         3,068,595     6,564,580
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchase of securities                           $   56,209,755 $   18,387,007    $   30,280,032   $       103,462,081
Proceeds from sales of securities                    14,538,600     -                 -             40,116,738
Purchases of long-term
U.S. government securities                           -              -                 -             -
Proceeds from sales of long-term
U.S. government securities                           -              -                 -             -




   ICON Leisure    ICON Technology  ICON Telecomm & ICON Transpor- ICON Short-Term   ICON Asia  ICON N. Europe     ICON S. Europe
   Funde           FundF            Utilities Fundg tation FundhFixed Income Fundi   Region Fundj  Region Fundk    Region Fundl

$  (63,147)        $  (158,812)     $ 70,915     $  (2,707)     $  3,832,274      $  (60,266)   $  296,544         $  172,559

    174,394         2,302,870          43,406        475,866        348,599          3,905         139,116            (2,426)

    -                  -               -             -              -                5,182         (105,148)          5,843

    -                  -               -             -              -                (7,702)       (3,161)            (1,965)

    5,685,788          6,980,222       1,088,257     3,722,935      159,162          (2,080,637)                   3,874,112
    3,273,009

   5,797,035           9,124,280       1,202,578    4,196,094       4,340,035        (2,139,518)                   4,201,463
   3,447,020

    -                  -               -             -              (3,832,274)       -             -                 -
       -               -               -             -              (3,832,274)       -             -                  -

    64,256,980         39,084,848      19,991,740                19,745,008           421,179,461                  64,894,833
    50,603,747         20,262,386
    -                  -               -             -              3,832,274         -             -                  -
    (3,445,684)        (6,360,607)     (772,226)     (1,409,797)    (344,137,564)    (4,476,494)                   (4,858,545)
(2,621,659)
    60,811,296         32,724,241      19,219,514                  18,335,211           80,874,171                   60,418,339
45,745,202            17,640,727
   66,608,331         41,848,521      20,442,092    22,531,305     81,381,932        58,278,821    49,946,665         21,087,747

    -                  -               -             -              -                 -             -                  -
$     66,608,331   $  41,848,521    $ 20,442,092 $  22,531,305  $  81,381,932     $  58,278,821 $  49,946,665      $  21,087,747

$  60,811,296      $  32,724,241    $ 19,219,514 $  18,335,211  $  80,874,171     $  60,367,161 $  45,745,202      $  17,640,727

    0               0               70,915          (2,707)         -                0             188,849            188,199

    111,247            2,144,058       43,406        475,866        348,599          (5,183)       246,811            (18,066)

    -                  -               -             -              -                5,182         (105,148)           5,843

    -                  -               -             -              -                (7,702)       (3,161)            (1,965)

    5,685,788          6,980,222       1,088,257     3,722,935      159,162          (2,080,637)                   3,874,112
    3,273,009
$   66,608,331     $   41,848,521   $  20,422,092   $            22,531,305       $   81,381,932   $               58,278,821
49,946,665         $  21,087,747

    6,189,450          3,786,744       1,997,744    1,943,015       42,129,480       6,291,111     4,976,379          2,017,133
    -                  -               -             -              382,921           -             -                  -
    (320,285)          (557,889)       (75,598)      (125,268)      (34,395,478)     (427,595)     (459,716)          (245,383)
    5,869,165          3,228,855       1,922,146    1,817,747       8,116,923        5,863,516     4,516,663          1,771,750
    -                  -               -             -              -                 -             -                  -
    5,869,165          3,228,855       1,922,146    1,817,747       8,116,923        5,863,516     4,516,663          1,771,750


$   60,548,827         43,501,845   $  18,788,936   $            21,171,745           -         $  57,365,313      $  48,595,889
20,714,592
    1,177,134          12,029,143      476,790       3,018,727      -                 -            4,951,697          1,124,737

    -               -                -            - $            145,207,871          -             -                  -

    -               -                -            -              130,393,164          -             -                  -





The accompanying notes are an integral part of the financial statements

a-l legend are at the bottom of page 54.



An Explanation of the Statements of Changes in Net Assets
This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets can be attributed to investment operations (The Statement of Operations), dividends or distributions to Fund shareholders, and purchases and sales of Fund shares. This schedule may be used by shareholders to determine if the Fund's growth was a result of operations or an increase in the number of Fund shares being purchased.

The first section is a summary of the Statement of Operations discussed on a previous page.

The next section summarizes the change due to capital gain and dividend distributions to Fund shareholders. If Fund shareholders receive their dividends and distributions in cash, money is taken out of the Fund to make the payment. If Fund shareholders reinvest their dividends and distributions, the Fund's net assets will not be affected.

The net increase (decrease) in net assets from Fund share transactions includes the increase due to purchase of Fund shares, the decrease due to Fund shares redeemed from shareholders, and the reinvestment of Fund dividend and distributions.

The final section "Net Assets consist of " itemizes the components of the Fund's net assets. Since funds usually distribute substantially all earnings so as to not incur a Fund level income tax, a significant portion of the net assets is shareholder capital.




financial highlights

For a share outstanding through the period ended September 30, 1997

                                                 ICON Basic     ICON Consumer     ICON FinancialICON Healthcare
                                                 Materials FundaCyclicals Fundb   Services FundcFundd
Net asset value, beginning of period             $  10.00       $  10.00          $  10.00      $  10.00
Income from investment operations
Net investment income                               (0.01)         (0.01)            0.01          (0.04)
Net gains or (losses ) on securities
(both realized and unrealized)                      0.91           0.97              0.50          1.82
Total from investment operations                    0.90           0.96              0.51          1.78
Less dividends and distributions
Dividends (from net investment income)              -              -                 -             -
Total distributions                                 -              -                 -             -
Net asset value, end of period                   $  10.90       $  10.96          $  10.51      $  11.78
Total Return                                        9.00%          9.60%             5.10%         17.80%
Net assets, end of period (in thousands)         $  50,251      $  20,916         $  32,237     $  77,307
Average net assets for the period
(in thousands)                                   $  45,001      $  19,876         $  29,803     $  59,164
Ratio of expenses to average net assets*            1.45%          1.89%             1.70%         1.45%
Ratio of net investment income to
average net assets*                                 0.00%          0.00%             0.11%         (0.80%)
Portfolio turnover rate                             32.35%         0.00%             0.00%         71.81%
Average commission rate per share                $  0.0487      $  0.0260         $  0.0416     $  0.0451



   ICON Leisure   ICON TechnologyICON Telecomm & ICON Transpor- ICON Short-Term   ICON Asia     ICON N. Europe     ICON S. Europe
   Funde          Fundf          Utilities Fundg tation Fundh   Fixed Income Fundi   Region Fundj  Region Fundk    Region Fundl
$     10.00       $  10.00       $   10.00       $  10.00       $  10.00          $  10.00      $  10.00           $  10.00

      (0.01)         (0.05)          0.06           0.00           0.47              (0.01)        0.07               0.10

      1.36           3.01            0.57           2.40           0.03              (0.05)        0.99               1.80
      1.35           2.96            0.63           2.40           0.50              (0.06)        1.06               1.90

      -               -               -              -            (0.47)              -             -                  -
      -               -               -              -            (0.47)              -             -                  -
$     11.35       $  12.96       $   10.63       $  12.40       $  10.03          $  9.94       $  11.06           $  11.90
      13.50%         29.60%          6.30%          24.00%         3.18%             (0.60%)    $  10.60%          $  19.00%
$     66,608      $  41,849      $   20,422      $  22,531      $  81,382         $  58,279     $  49,947          $  21,088

$     45,444      $  29,766      $   19,230      $  19,459      $  128,897        $  45,191     $  36,212          $  15,055
      1.48%          1.47%           1.91%          1.61%          1.10%             1.66%         1.66%              1.69%

      (0.36%)        (0.88%)         1.62%          (0.04%)        4.66%             (0.23%)       1.34%              1.92%
      2.52%          44.57%          2.55%          15.97%         297.62%           0.00%         13.51%             7.40%
$     0.0343      $  0.0367      $   0.0286      $  0.0359      $  .3-            $  0.0110     $  0.0878          $  0.0116



The  accompanying  notes are an integral part of the financial  statements a For the period May 5, 1997  (commencement of operations) to September 30, 1997
b For the period July 9, 1997 (commencement of operations) to September 30, 1997
c For the period July 1, 1997 (commencement of operations) to September 30, 1997
d For the period February 24, 1997  (commencement of operations) to September 30, 1997
e For the period May 9, 1997  (commencement of operations) to September 30, 1997
f For the period February 19, 1997 (commencement of operations) to September 30,1997
g For the period July 9, 1997 (commencement of operations) to September 30,1997
h For the period May 9, 1997  (commencement of operations) to September 30,1997
i For the period February 7, 1997 (commencement of operations) to September 30, 1997
j For the period  February 25, 1997  (commencement  of  operations) to September  30,  1997
k For  the  period  February  18,  1997  (commencement  of operations)  to  September  30,  1997
l  For  the  period   February  20,  1997 (commencement of operations) to September 30, 1997

* Annualized

An Explanation of the Financial Highlights
This schedule provides an analysis of the items that affected the Fund's net asset value, on a per share basis. Since this is the first year for the Funds there is no past year information. This schedule provides the total return, distributions, assets in the Fund, expense ratios and portfolio turnover.

The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

Also included in this schedule are the Fund's expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Fund's portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

The last item is the average commission rate per share. This number is arrived at by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased. Due to the method of paying for securities (percentage points on principal) in certain foreign markets, the average commission rate per share may not be as useful a measure in those markets.




notes to financial statements

September 30, 1997

1. Organization and Significant Accounting Policies.

The ICON Basic Materials Fund (Basic Materials Fund), ICON Consumer Cyclicals Fund (Consumer Cyclicals), ICON Financial Services Fund, (Financial Services
Fund) ICON Healthcare Fund (Healthcare Fund), ICON Leisure Fund (Leisure Fund), ICON Technology Fund (Technology Fund), ICON Telecommunication & Utilities Fund (Telecommunication and Utilities Fund), ICON Transportation Fund (Transportation
Fund) - (collectively, the Domestic Funds), and ICON North Europe Region Fund (North Europe Fund), ICON South Europe Region Fund (South Europe Fund) and ICON Asia Region Fund (Asia Fund) -- (collectively, the International Funds) and ICON Short-Term Fixed Income Fund (Short-Term Fixed Income Fund) are series funds (collectively, the Funds) which are part of the ICON Funds (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end, non-diversified management investment company. The Trust has sixteen funds (of which eleven are currently in operations) which invest primarily in securities of companies whose principal business activities fall within specific industries or regions, and one short-term fixed income fund which invests in short-term U.S. Treasury and U.S. Government Agency instruments. Each fund is authorized to issue an unlimited number of no par shares. The investment objective of the domestic and international equity funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.

Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (the principal market is an exchange in which such securities are normally traded). Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities including demand notes with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

Repurchase Agreements.

Repurchase  agreements  held  by the  Fund  are  fully  collateralized  by  U.S.
Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Foreign Currency Translation.

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

Income Taxes.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. For the year ended September 30, 1997, the effects of such differences are shown on the next page under the statement ICON Funds, ROCSOP Disclosure.

Investment Income.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned.

Expenses.

Most expenses of the Funds can be directly attributed to each specific fund. Expenses which cannot be directly attributed are apportioned between all funds in the Trust.

Deferred Organizational Costs.

Meridian Investment Management Corporation (MIMCO) and AmeriPrime Financial Services, Inc. (AmeriPrime) paid all organizational expenses on behalf of the Funds. These costs will be reimbursed and are being amortized over five years. The amortization starts once the Funds have assets and begin investment operations.

Investment Transactions.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The Funds may have elements of risk due to concentrated investments in specific industries or in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

2. Fees and Other Transactions with Affiliates.

Investment Advisory Fees

Domestic and International Funds
As the Funds' investment advisor, MIMCO receives a monthly fee that is computed daily at an annual rate of 1.00% of the Domestic and International Funds' average net assets.




Short-Term Fixed Income Fund

As the fund's investment advisor, MIMCO receives a monthly fee that is computed daily at an annual rate of .65% of the fund's average net assets. MIMCO, in its capacity as advisor to the Fund, has entered into a sub-advisory agreement with Wellington Management Company, LLP (Wellington) to assist in advising the Fund. MIMCO will pay Wellington a fee based upon an annual rate of 0.20% of the fund's first $250 million of average daily net assets, 0.15% on the next $250 million of average daily net assets and 0.125% on average daily net assets over $500 million. The agreement requires a minimum annual fee of $100,000.




Transfer Agent, Custody and Accounting Fees.

Firstar Trust Company (Firstar) provides custodial services, transfer agent services and fund accounting for the Funds. The Funds pay a fee at an annual rate of 0.15% on the Trust's first $500 million average daily net assets, 0.13% on the next $500 million of average daily net assets, and 0.12% on the balance of average daily net assets. The Funds also pay for various out-of- pocket costs incurred by Firstar that are estimated to be 0.02% of the average daily net assets.

The International Funds have also entered into an agreement with Chase Manhattan Bank (Chase) to provide international custodial services. The Funds pay an annual rate of 0.12% of average daily net assets plus an estimated 0.02% of average daily net assets for out-of-pocket costs incurred by Chase.

Administrative Services

The Funds have entered into an administrative services agreement with AmeriPrime. This agreement provides for an annual fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

Related parties

Certain officers and directors of MIMCO are also officers and trustees of the Funds.

3. Federal Income Tax.

Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 1997, are as follows:



Fund                               Federal Tax Cost       Unrealized          Unrealized                 Net Appreciation
                                      Appreciation        (Depreciation)      (Depreciation)
ICON Basic Materials Fund          $  47,244,957          $  3,613,270            ($550,082)             $  3,063,189
ICON Consumer Cyclicals Fund       $  19,101,008          $  2,344,137            ($502,187)             $  1,841,950
ICON Financial Services Fund       $  30,573,421          $  2,346,415            ($676,197)             $  1,670,218
ICON Healthcare Fund               $  67,699,846          $  10,155,082           ($1,758,345)           $  8,395,737
ICON Leisure Fund                  $  60,929,769          $  7,290,494            ($1,604,703)           $  5,685,791
ICON Technology Fund               $  34,937,661          $  8,158,461            ($1,178,245)           $  6,980,222
ICON Telecommunication and
Utilities Fund                     $  19,333,241          $  1,322,451            ($234,194)             $  1,008,257
ICON Transportation Fund           $  18,833,113          $  3,896,743            ($173,808)             $  3,722,935
ICON Short-Term
Fixed Income Fund                  $  80,680,752          $  159,162          $   0                      $  159,162
ICON Asia Region Fund              $  60,200,287          $  4,139,593            ($6,226,066)           $  (2,086,473)
ICON North Europe Region Fund      $  46,274,311          $  4,913,068            ($1,115,901)           $  3,797,167
ICON South Europe Region Fund      $   18,057,182         $  3,163,021            ($203,917)             $  2,959,104

4. Cost and Value of Foreign Currency Positions.
The table below summarizes the International Fund's investments in foreign currencies:

ICON Asia Region Fund                                                         Cost                       Value
Japanese Yen                                                                  $   38,275                 $  36,283
Malaysian Ringgit                                                                 9,744                     7,768
Singapore Dollars                                                                 32,630                    30,762
Total                                                                         $   80,649                 $  74,813

ICON North Europe Region Fund                                                 Cost                       Value
Deutsche Marks                                                                $   102,967                $  100,786

ICON South Europe Region Fund                                                 Cost                       Value
Austrian Schilling                                                            $   17,459                 $  17,154
French Francs                                                                     3,539                     3,523
Italian Lira                                                                      111,273                   109,873
Total                                                                         $   132,271                $  130,550

ICON Funds, ROCSOP Disclosure
Fund                                                      Accumulated         Accumulated
                                                          Undistributed       Undistributed Net
                                                          Net Investment      Realized Gain on           Paid-in
                                                          Income              Investment Securities      Capital
Basic Materials                                           $  43,832           $   (43,832)               $  -
Consumer Cyclicals                                           29,486               -                         (29,486)
Healthcare                                                   282,337              (282,337)                 -
Leisure                                                      63,148               (63,148)                  -
Technology                                                   158,812              (158,812)                 -
South Europe                                                 15,640               (15,640)                  -
Asia                                                         60,266               (9,088)                   (51,178)
North Europe                                                 (107,695)            107,695                   -

























report of independent accountants

To the Shareholders & Board of Trustees of  ICON Funds

To the Shareholders & Board of Trustees of Icon Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting ICON Funds (the "Funds") at September 30, 1997, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP


[GRAPHIC OMITTED]



Denver, Colorado
November 18, 1997